    As filed with the Securities and Exchange Commission on June 24, 1997

                                                     1933 Act File No. 33-68310
                                                     1940 Act File No. 811-7992
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------


                                  FORM N-1A
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 6
                                     AND
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 7


                           MFS UNION STANDARD TRUST
              (Exact Name of Registrant as Specified in Charter)

               500 Boylston Street, Boston, Massachusetts 02116
                   (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: 617-954-5000
         Stephen E. Cavan, Massachusetts Financial Services Company,
               500 Boylston Street, Boston, Massachusetts 02116
                   (Name and Address of Agent for Service)

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


         |_| immediately upon filing pursuant to paragraph (b) |_| on [date] pursuant to paragraph (b)
         |X| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                       STATEMENT PURSUANT TO RULE 24F-2

Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest, without par value, under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice for its fiscal year ended September 30, 1996 on November 25, 1996.

================================================================================

                           MFS UNION STANDARD TRUST

                 ON BEHALF OF MFS UNION STANDARD EQUITY FUND

                            CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

   ITEM NUMBER                                                                              STATEMENT OF
FORM N-1A, PART A                        PROSPECTUS CAPTION                           ADDITIONAL INFORMATION
-----------------                        ------------------                           ----------------------
     1   (a), (b)                   Front Cover Page                                               *

     2   (a)                        Expense Summary                                                *

         (b), (c)                                  *                                               *

     3   (a)                        Condensed Financial Information                                *

         (b)                                       *                                               *


         (c), (d)                   Information Concerning Shares                                  *
                                      of the Fund - Performance
                                      Information; Condensed
                                      Financial Information


     4   (a)                        The Trust and the Fund;                                        *
                                      Investment Objective and
                                      Policies; Investment Techniques

         (b), (c)                   Investment Objective and                                       *
                                      Policies; Investment Techniques

     5   (a)                        The Trust and the Fund;                                        *
                                      Management of the Fund -
                                      Investment Adviser

         (b)                        Front Cover Page; Management                                   *
                                      of the Fund - Investment Adviser;
                                      Back Cover Page

         (c)                        Management of the Fund -                                       *
                                      Investment Adviser


         (d)                        Management of the Fund -                                       *
                                      Administrator


         (e)                        Management of the Fund -                                       *
                                      Shareholder Servicing Agent;
                                      Back Cover Page


         (f)                        Information Concerning the                                     *
                                      Fund - Expenses; Expense
                                      Summary; Condensed
                                      Financial Information


         (g)                        Investment Techniques -                                        *
                                      Portfolio Trading

         (h)                        Information Concerning Shares                                  *
                                      of the Fund - Expenses

     5A  (a), (b), (c)                            **                                              **


     6   (a)                        Information Concerning Shares                                  *
                                      of the Fund - Description of
                                      Shares, Voting Rights and
                                      Liabilities; Information
                                      Concerning Shares of the Fund -
                                      Redemptions and Repurchases;
                                      Information Concerning Shares
                                      of the Fund - Purchases;
                                      Information Concerning Shares
                                      of the Fund - Purchases;
                                      Exchanges


         (b), (c), (d)                             *                                               *

         (e)                        Shareholder Services                                           *

         (f)                        Information Concerning Shares                                  *
                                      of the Fund - Distributions;
                                      Shareholder Services -
                                      Distribution Options

         (g)                        Information Concerning Shares                                  *
                                      of the Fund - Tax Status;
                                      Information Concerning Shares
                                      of the Fund - Distributions

         (h)                                       *                                               *

     7   (a)                        Front Cover Page; Management                                   *
                                      of the Fund - Distributor; Back
                                      Cover Page

         (b)                        Information Concerning Shares                                  *
                                      of theFund - Purchases;
                                      Information Concerning Shares
                                      of the Fund - Net Asset Value


         (c)                        Information Concerning Shares                                  *
                                      of the Fund - Purchases,
                                      Exchanges; Shareholder
                                      Services


         (d)                        Front Cover Page; Information                                  *
                                      Concerning Shares of the Fund -
                                      Purchases; Shareholder Services

         (e)                        Information Concerning Shares                                  *
                                      of the Fund - Distribution Plan;
                                      Expense Summary

         (f)                        Information Concerning Shares                                  *
                                      of the Fund - Distribution Plan

         (g)                                       *                                               *


     8   (a), (b), (c), (d)         Information Concerning Shares                                  *
                                      of the Fund - Redemptions and
                                      Repurchases; Shareholder
                                      Services


     9                                             *                                               *

   ITEM NUMBER                                                                              STATEMENT OF
FORM N-1A, PART B                        PROSPECTUS CAPTION                           ADDITIONAL INFORMATION
-----------------                        ------------------                           ----------------------

    10   (a), (b)                                  *                                  Front Cover Page

    11                                             *                                  Front Cover Page

    12                                             *                                               *

    13   (a)                                       *                                  Investment Objective
                                                                                        and Policies


         (b), (c)                                  *                                  Investment Objective
                                                                                        and Policies;
                                                                                        Investment Techniques;
                                                                                        Investment Restrictions


         (d)                                       *                                               *

    14   (a), (b)                                  *                                  Management of the
                                                                                        Fund - Trustees;
                                                                                        Management of the
                                                                                        Fund -Officers


         (c)                                       *                                  Management of the
                                                                                        Fund - Trustees;
                                                                                        Management of the
                                                                                        Fund - Officers;
                                                                                        Trustee Compensation
                                                                                        Table


    15   (a)                                       *                                               *

         (b), (c)                                  *                                  Management of the
                                                                                        Fund - Trustee
                                                                                        Compensation Table

    16   (a)                        Management of the Fund -                          Management of the
                                      Investment Adviser                                Fund - Investment
                                                                                        Adviser; Management
                                                                                        of the Fund - Trustees;
                                                                                        Management of the
                                                                                        Fund - Officers

         (b)                        Management of the Fund -                          Management of the
                                      Investment Adviser                                Fund - Investment
                                                                                        Adviser

         (c)                                       *                                               *

         (d)                                       *                                  Management of the
                                                                                        Fund - Investment
                                                                                        Adviser

         (e)                                       *                                  Portfolio Transactions
                                                                                        and Brokerage
                                                                                        Commissions

         (f)                        Information Concerning Shares                     Distribution Plan
                                      of the Fund - Distribution Plan

         (g)                                       *                                               *

         (h)                                       *                                  Management of the
                                                                                        Fund - Custodian;
                                                                                        Independent Auditors
                                                                                        and Financial
                                                                                        Statements; Back
                                                                                        Cover Page

         (i)                                       *                                  Management of the
                                                                                        Fund - Shareholder
                                                                                        Servicing Agent

    17   (a), (b), (c), (d), (e)                   *                                  Portfolio Transactions
                                                                                        and Brokerage
                                                                                        Commissions

    18   (a)                        Information Concerning Shares                    Description of Shares,
                                      of the Fund - Description of                      Voting Rights and
                                      Shares, Voting Rights and                         Liabilities
                                      Liabilities

         (b)                                       *                                               *


    19   (a)                        Information Concerning Shares                     Shareholder Service
                                      of the Fund - Purchases;
                                      Shareholder Services

         (b)                        Information Concerning Shares                     Management of the
                                      of the Fund - Net Asset Value;                    Fund - Distributor;
                                      Information Concerning Shares                     Determination of Net
                                      of the Fund - Purchases                           Asset Value;
                                                                                        Performance Information


         (c)                                       *                                               *

    20                                             *                                  Tax Status


    21   (a), (b)                                  *                                  Management of the
                                                                                        Fund - Distributor;
                                                                                        Distribution Plan


         (c)                                       *                                               *

    22   (a)                                       *                                               *

         (b)                                       *                                  Determination of Net
                                                                                        Asset Value

    23                                             *                                  Independent Auditors
                                                                                        and Financial
                                                                                        Statements

-----------------------------
*     Not Applicable
**    Contained in Annual Report

                         MFS UNION STANDARD EQUITY FUND

          SUPPLEMENT TO THE AUGUST 1, 1997 PROSPECTUS AND STATEMENT OF
                             ADDITIONAL INFORMATION

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED AUGUST 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                     CLASS I
                                                                      -------
 Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price) ........................   None
 Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as
   applicable) .......................................................   None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):

 Management Fees .....................................................   0.65%
 Rule 12b-1 Fees .....................................................   None
 Other Expenses (after expense limitation)(1)(2) .....................   0.20%
                                                                         ----
 Total Operating Expenses (after expense limitation) .................   0.85%

----------------
(1)The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses.) Any such fee reductions are not reflected under "Other Expenses."
(2)The Adviser has agreed to bear the Fund's expenses attibutable to Class I shares, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.20% per annum of the average daily net assets during the current fiscal year. Otherwise, "Other Expenses" and "Total Operating Expenses" on Class I shares would be 0.43% and 1.08%, respectively.

                              EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return an (b) redemption at the end of each of the time periods indicated:

               PERIOD                        CLASS I
               ------                        -------
               1 year ......................... $ 9
               3 years ........................  27
               5 years ........................  47
              10 years ........................ 105

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

  (i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

 (ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which: (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); and (b) invests at least $3 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases in smaller amounts if it believes, in its sole discretion, that such entity will make additional investments which will cause its total investment to equal or exceed $100,000 within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

          Four classes of shares of the Fund currently are offered for sale:
Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may only purchase Class I shares directly through MFD. Class I shares do not have exchange privileges with any other MFS Fund. Eligible Purchasers may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                 THE DATE OF THIS SUPPLEMENT IS AUGUST 1, 1997

                                          PROSPECTUS
                                          August 1, 1997
MFS(R) UNION STANDARD                     Class A Shares of Beneficial Interest
EQUITY FUND                               Class B Shares of Beneficial Interest
(A Member of the MFS Family of Funds(R))  Class C Shares of Beneficial Interest
-------------------------------------------------------------------------------
                                                                          Page
                                                                          ----
1. Expense Summary ....................................................    2
2. Condensed Financial Information ....................................    3
3. The Fund ...........................................................    4
4. Labor Sensitivity Index ............................................    4
5. Investment Objective and Policies ..................................    5
6. Investment Techniques ..............................................    6
7. Management of the Fund .............................................    9
8. Information Concerning Shares of the Fund ..........................   11
      Purchases .......................................................   11
      Exchanges .......................................................   16
      Redemptions and Repurchases .....................................   17
      Distribution Plan ...............................................   19
      Distributions ...................................................   20
      Tax Status ......................................................   20
      Net Asset Value .................................................   21
      Description of Shares, Voting Rights and Liabilities ............   21
      Performance Information .........................................   22
      Expenses ........................................................   22
9. Shareholder Services ...............................................   23
   Appendix A .........................................................  A-1

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
        PASSED UPON THE ACCURACY OR  ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS UNION STANDARD EQUITY FUND
500 Boylston Street, Boston, Massachusetts 02116 (617) 954-5000 MFS Union Standard(SM) Equity Fund (the "Equity Fund" or the "Fund") is a series of MFS Union Standard(SM) Trust (the "Trust"), a professionally managed open-end, investment management company. The Fund's investment objective is to provide long term growth of capital. The Fund invests in companies which meet certain labor sensitivity criteria selected for inclusion in the ACS Labor Sensitivity Index(SM) (the "LSI(SM)") and may make economically targeted investments. The LSI is a common stock index comprised of companies selected based on labor sensitivity criteria. The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases").

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated August 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Fund. The SAI is incorporated into this Prospectus by reference. See page 25 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES:                                          CLASS A         CLASS B         CLASS C

    Maximum Initial Sales Charge Imposed on Purchases of Fund
      Shares (as a percentage of public offering price) ...........        5.75%           0.00%           0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
      applicable) .................................................    See Below(1)        4.00%           1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ...............................................        0.65%           0.65%           0.65%
    Rule 12b-1 Fees ...............................................        0.35%(2)        1.00%(3)        1.00%(3)
    Other Expenses(5) (after expense limitation)(5) ...............         .20%            .20%            .20%
                                                                           ----            ----            ----
    Total Operating Expenses (after expense limitation) ...........        1.20%           1.85%           1.85%

------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(4) The Adviser has agreed to bear the Fund's expenses attributable to Class A, Class B and Class C shares, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.20% per annum of the average daily net assets of each such class during the current fiscal year. Otherwise, "Other Expenses" on Class A, B and C shares would be 0.43% per annum and "Total Operating Expenses" on Class A, B and C shares are estimated to be 0.43%, 2.08% and 2.08% per annum, respectively. See "Information Concerning Shares of the Fund -- Expenses."
(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

PERIOD                        CLASS A          CLASS B             CLASS C
                               ----       ---------------     ---------------
                                                      (1)                (1)
 1 year  ..................     $69       $59         $19     $29        $19
 3 years ..................      93        88          58      58         58
------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections of this Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fee -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION
The following information has been audited (except for the six months ended March 31, 1997) since the inception of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders and subsequent Semi-Annual Report to shareholders which are incorporated by reference into the SAI. The financial statements (except for the six month period ended March 31, 1997) are incorporated in reliance upon the report of the Fund's independent auditors, given upon their authority, as experts in accounting and auditing. The Fund's independent auditors are Deloitte and Touche LLP. This information is presented for the Fund's Class I shares, which were first offered to the public on January 14, 1994. As discussed in "The Fund" below, Class I shares are offered by means of a separate Prospectus supplement. The Fund's Class A, B and C shares were not outstanding during the relevant periods.

                             FINANCIAL HIGHLIGHTS
                                CLASS I SHARES

                                         SIX MONTHS ENDED    YEAR ENDED SEPTEMBER 30,         PERIOD ENDED
                                          MARCH 31, 1997     ---------------------------      SEPTEMBER 30,
                                            (UNAUDITED)          1996           1995              1994*
----------------------------------------------------------------------------------------------------------


PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
 period ...............................      $ 13.85           $ 11.85         $  9.64            $ 10.00
                                             -------           -------         -------            -------
Income from investment operations# --
  Net investment income(S) ............      $  0.08           $  0.18         $  0.17            $  0.12
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions .............         1.31              2.25            2.14              (0.48)
                                             -------           -------         -------            -------
    Total from investment operations ..      $  1.39           $  2.43         $  2.31            $ (0.36)
                                             -------           -------         -------            -------
Less distributions declared to
 shareholders --
  From net investment income ..........      $ (0.19)          $ (0.15)        $ (0.10)           $  --
  From net realized gain on
   investments ........................        (1.40)            (0.28)           --                 --
                                             -------           -------         -------            -------
    Total distributions declared to
      shareholders ....................      $ (1.59)          $ (0.43)        $ (0.10)              --
                                             -------           -------         -------            -------
Net asset value -- end of period ......      $ 13.65           $ 13.85         $ 11.85            $  9.64
                                             =======           =======         =======            =======
Total return ..........................        10.09%++          20.96%          24.21%             (3.60)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ..........................         1.00%+            1.00%           1.00%              1.00%+
  Net investment income ...............         1.18%+            1.36%           1.58%              1.55%+
PORTFOLIO TURNOVER ....................           27%               81%            125%                48%
AVERAGE COMMISSION RATE### ............      $0.0599           $0.0562            --                 --
NET ASSETS AT END OF PERIOD (000
 OMITTED) .............................      $55,208           $49,318         $35,842            $22,184

  *For the period from the commencement of investment operations, January 14, 1994, through September 30, 1994.
  +Annualized.
 ++Not Annualized.
  #Per share data is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  (S)The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income .............      $  0.08            $ 0.18         $  0.16            $  0.07
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses## ......................         0.99%+            1.03%           1.12%              1.64%+
      Net investment income ...........         1.19%+            1.33%           1.49%              0.91%+

3.  THE FUND
The Fund is a diversified series of the Trust, an open-end, investment management company. The Fund invests in companies which meet certain labor sensitivity criteria selected for inclusion in the LSI and may make economically targeted investments. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on September 1, 1993.

Three classes of shares of the Fund are currently offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees of the Fund are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and manages the Fund's portfolio from day to day in accordance with its investment objective and policies. American Capital Strategies Ltd. ("ACS") administers the LSI for MFS but has no responsibility for rendering investment advice to MFS or to the Fund. The selection of investments and the way they are managed depend upon the conditions and trends in the economy and the financial market places. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

4.  LABOR SENSITIVITY INDEX
The LSI is a common stock index developed and maintained by ACS for use by the Trust and represents the market weighted performance of common stocks of companies which ACS and the Labor Advisory Board (as described below) determine meet certain labor sensitivity criteria. The "Labor Sensitivity Index(SM)" and the "LSI(SM)" are service marks of ACS. The LSI was established on the date the Fund commenced investment operations (January 14, 1994) and, as of the date of this Prospectus, is comprised of common stocks of approximately ---companies which meet certain quantitative and qualitative labor sensitivity criteria. The criteria used in developing and maintaining the LSI involve the initial use of quantitative guidelines and the subsequent use of qualitative guidelines applied by ACS with the guidance of the Labor Advisory Board (the "Advisory Board"), which is comprised of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts and has been established by ACS. The Advisory Board provides guidance to ACS in the development, refinement and application of qualitative and quantitative labor sensitivity criteria for the development and maintenance of the LSI. MFS is not affiliated with ACS or the Advisory Board.

In selecting companies for inclusion in the LSI, ACS first compiles a list of companies with labor agreements. The sources for this list include the research departments of various international unions, publicly available documents, and government reports. ACS then applies quantitative guidelines which, as of the date of this Prospectus, measure the degree to which a company's workforce is unionized. At its discretion, ACS may vary from time to time the labor sensitivity factors it considers or change the emphasis it places on any specific factor.

After ACS has applied the quantitative guidelines, the list is then reviewed by the Advisory Board, which assists in the application of qualitative guidelines which take into account a number of labor sensitivity criteria. The qualitative factors considered include, as of the date of this Prospectus, whether the company is manufacturing or has manufactured products on the boycott list of the AFL-CIO or certain other unions, whether the company is or has been involved in strikes or lock-outs, and whether the company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The Advisory Board also considers patterns of outsourcing and associated plant closings, patterns of strikes or lockouts, the degree to which a company's labor relations vary throughout different divisions, subsidiaries, or parts of their company and the extent of foreign ownership of a company with a unionized workforce, and will vary from time to time. This list and any subsequent updates are supplied to MFS by ACS. MFS will purchase, for the Fund's portfolio, securities of companies included in the LSI in accordance with its investment objective and policies, but is under no obligation to purchase any securities of particular companies included in the LSI. The LSI is updated at least quarterly by ACS. See "Management of the Fund -- Index Manager" and "-- Advisory Board" below.

Like the Standard & Poor's 500 Index (the "S&P 500"), the LSI is a market capitalization weighted index and reflects the reinvestment of dividends paid on the common stocks that comprise the LSI. However, unlike certain other stock indices, such as the S&P 500, the LSI is not a recognized yardstick or measurement of investment performance. Because of the criteria applied in the selection of companies to be included in the LSI, the LSI may exclude entirely or under- or over-weight particular industry sectors relative to other stock indices such as the S&P 500. The performance of the LSI may not correlate with the performance of such other indices, such as the S&P 500.

On January 14, 1994, the date that the Fund commenced investment operations, the unit value of the LSI was established at 100, and as of April 30, 1997, the unit value of the LSI was 174.423. The unit value of the LSI will be determined once monthly as of the last day of each month. As the investment objective of the Fund is to provide long-term growth of capital, from time to time the Fund will compare its total return for a given time period to the performance of the LSI for the same time period. See "Investment Objective and Policies" and "Information Concerning Shares of the Fund -- Performance Information" below. The performance of the LSI shall be measured by comparing the unit value of the LSI at the end of the time period to the unit value of the LSI at the beginning of the time period.

The Fund intends to readjust its securities holdings periodically so that those holdings will not include, to the extent reasonably practicable, the securities of any company which has been eliminated from the LSI, however, the Fund is not required to sell a security which has been eliminated from the LSI. The timing and extent of adjustments in the holdings of the Fund will reflect the judgment of MFS as to the appropriate balance as among the goal of excluding from its portfolio the securities of any company which has been eliminated from the LSI, the goal of seeking to achieve the Fund's investment objective and the goal of minimizing transaction costs. The Fund is not managed by MFS with the objective of correlating its holdings with the composition of the LSI, but rather of investing in the securities of those companies contained in the LSI possessing the best prospects for achieving the Fund's investment objective. The selection of a company for investment by the Fund does not constitute an endorsement or validation by the Fund or MFS of the criteria applied by ACS and the Advisory Board in the development or maintenance of the LSI. ACS does not determine the investment policies of the Fund or decide which securities of companies included in the LSI the Fund will buy and sell.

Pursuant to a Proxy Services Agreement between ACS and the Trust, acting on behalf of the Fund, ACS shall vote all proxies of companies included in the Fund's portfolio consistent with proxy voting guidelines established by the AFL-CIO, unless the Board of Trustees of the Trust directs otherwise. These guidelines obligate ACS to make voting decisions consistent with the economic best interests of shareholders of the Fund, and set forth considerations to be taken into account by ACS with respect to certain types of proxy proposals.

5.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide long-term growth of capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing, under normal market conditions, not less than 65% of its total assets in equity securities of companies contained in the LSI, and may invest up to 35% of its total assets in equity securities of companies which are not contained in the LSI. The Fund's policy is to invest a substantial proportion of its assets in equity securities of companies believed by the Adviser to possess opportunities for long-term capital growth with emphasis on progressive, well-managed companies.

Up to 10% of the Fund's total assets may be invested in equity securities where such investment is consistent with an economically targeted investment strategy. An economically targeted investment ("ETI") is an investment designed to produce a competitive return as measured against the Fund's other investments, as well as to create collateral economic benefits for a targeted geographical area, group of people or sector of the economy. Such collateral economic benefits may include, for example, expanding employment opportunities, increasing the availability of affordable housing, building or improving schools, health care facilities or infrastructure, assisting minority- or women-owned businesses, developing alternative energy systems, reducing pollution and increasing the tax base. The Fund's ETI strategy is subject to its limitation on investments in restricted securities. See "Investment Techniques -- Restricted Securities" below.

The Fund generally expects to be fully invested in equity securities of companies contained in the LSI and ETI investments, except for cash and cash equivalent investments and the investments and investment techniques described below.

While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever MFS is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. See "Investment Techniques -- Portfolio Trading" below.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes may not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.

In addition the use of options, futures contracts and options on futures contracts (see "Investment Techniques" below) may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes.

6.  INVESTMENT TECHNIQUES
EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

SHORT-TERM INVESTMENTS:: The Fund may invest in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. During periods of unusual market conditions when MFS believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents.

LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit). The value of securities loaned will not exceed 30% of the value of the Fund's total assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk. See "Investment Objective and Policies" in the SAI.

WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities. See the SAI for further information.

RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell those securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS: The Fund may enter into transactions in options and futures contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income. The types of instruments to be purchased and sold by the Fund are described in the SAI, which should be read in conjunction with the following section. In addition, the SAI contains a further discussion of the nature of the transactions which may be entered into and the risks associated therewith.

OPTIONS

OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

OPTIONS ON STOCK INDICES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- The Fund may purchase and sell futures contracts on stock indices ("Futures Contracts"). The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. For example, purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline or a general increase in interest rates, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of such Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market or a general decline in interest rates may be offset, in whole or in part, by gains on stock index futures contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts"). Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such Options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into transactions in such instruments for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC and in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC").

Transactions in options, Futures Contracts and Options on Futures Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures Contract will not be offset by gains on an portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts and Options on Futures Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.
                               ----------------
PORTFOLIO TRADING
The Fund intends to manage its portfolio by buying and selling securities in accordance with its investment objective and policies. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, MFS may consider sales of shares of investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. For a further discussion of portfolio trading, see the SAI.
                               ----------------

The SAI includes a discussion of other investment policies and techniques and a listing of specific investment restrictions which govern the Fund's investment policies. Certain investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated December 8, 1993 (the "Advisory Agreement") with the Trust on behalf of the Fund. Under the Advisory Agreement, MFS provides the Fund with overall investment advisory services. As of March 1, 1997, Mitch Dynan is the portfolio manager of the Fund. Mr. Dynan, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since June, 1996. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to 0.65% per annum of the average daily net assets of the Fund. For the fiscal year ended September 30, 1996, MFS received fees under the Advisory Agreement of $310,911.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under management of the MFS organization were approximately $58 billion on behalf of approximately 2.5 million investor accounts as of May 31, 1997. As of such date, the MFS organization managed approximately $34.19 billion of assets in equity securities and approximately $19 billion in fixed income portfolios and fixed income portfolios of MFS Institutional Advisors, Inc. Approximately $4 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are
A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald
A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President, of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman, President and a Trustee of the Fund. W. Thomas London, James O. Yost, Stephen
E. Cavan, and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Fund.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.


INDEX MANAGER -- ACS, a Maryland corporation with offices at 3 Bethesda Metro Center, Bethesda, Maryland 20814, develops, maintains and furnishes to MFS the LSI pursuant to an agreement between MFS and ACS. Under this agreement, MFS pays ACS a fee equal to 0.05% per annum, payable quarterly, of the aggregate average daily net assets of the Fund, with a minimum quarterly fee of $82,500.

ADVISORY BOARD -- The Advisory Board, established by ACS, assists in the development and maintenance of the LSI by applying qualitative labor sensitivity criteria and assisting ACS in developing and refining quantitative labor sensitivity criteria applied by ACS. The Advisory Board is comprised of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, B and C shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:


                                                 SALES CHARGE* AS
                                                  PERCENTAGE OF:
                                         --------------------------------     DEALER ALLOWANCE
                                                             NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                       OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                       --------------      ----------      -----------------
Less than $50,000 .....................       5.75%             6.10%               5.00%
$50,000 but less than $100,000 ........       4.75              4.99                4.00
$100,000 but less than $250,000 .......       4.00              4.17                3.20
$250,000 but less than $500,000 .......       2.95              3.04                2.25
$500,000 but less than $1,000,000 .....       2.20              2.25                1.75
$1,000,000 or more ....................       None**            None**           See Below**


------------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.


MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i) on investments of $1 million or more in Class A shares;


    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan established an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan established an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.


In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

        COMMISSION PAID
            BY MFD
          TO DEALERS          CUMULATIVE PURCHASE AMOUNT
          ----------          --------------------------

            1.00%             On the first $2,000,000, plus
            0.80%             Over $2,000,000 to $3,000,000, plus
            0.50%             Over $3,000,000 to $50,000,000, plus
            0.25%             Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12- month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

    (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                     YEAR OF                         CONTINGENT
                    REDEMPTION                     DEFERRED SALES
                  AFTER PURCHASE                       CHARGE
                  --------------                   --------------
First .......................................            4%
Second ......................................            4%
Third .......................................            3%
Fourth ......................................            3%
Fifth .......................................            2%
Sixth .......................................            1%
Seventh and following .......................            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996 will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 343-2829 Ext. 3500. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calender year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                               ----------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time, the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.


REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.


REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 343-2829 Ext. 3500. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 and Class C share purchases will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.


    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent. With respect to written requests for redemptions, no signature guarantee or evidence that the individual executing the stock power, written request for redemption or letter of instruction will be required if the amount of the redemption proceeds does not exceed specified minimums established from time to time by MFD and the proceeds are wired or mailed to a predesignated account or address.


    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C Shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each Class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution- related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any net realized long-term or short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any entity level federal income or excise taxes.

Shareholders of the Fund that are not tax-exempt entities will normally have to pay U.S. federal income taxes, and any state and local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shareholders that are not liable for income taxes, such as pension plans, generally will not pay taxes on Fund dividends or capital gain distributions. Non-tax-exempt Shareholders should consult their tax advisers before making an investment in the Fund.

Shortly after the end of each calendar year, each non-tax-exempt shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.

Fund distributions will reduce the Fund's net asset value per share. Nonexempt shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and certain other payments that are subject to such withholding, and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisors as to the tax consequences of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market or other fair value, as described in the SAI. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. Each share of a class represents an equal proportionate interest in the Fund with each other share of that class subject to any liabilities of the particular class. Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Each class of shares of the Fund will vote separately on any material increase in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the Fund on all other matters. The Fund has reserved the right to create series of shares and to issue additional classes of shares. Each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. The Fund does not intend to hold annual shareholder meetings. The Fund's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Fund itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations for each class of its shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. From time to time the Fund may also compare its performance to the LSI. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on
(i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended September 30, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

EXPENSES
The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS or MFD) including but not limited to: governmental fees; interest charges; taxes, membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing, prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental offiers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees and Rule 12b-1 fees, do not exceed 0.20% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or December 31, 1998.

9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).


ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. Cancelled checks, if any, will be sent to shareholders monthly. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the last business day of the month. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13- month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow arrangements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

    DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (and, in the case of Class C shares, for shares of MFS Money Market Fund) if such funds are available for sale under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges from MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

    Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.


TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.
                               ----------------

The Fund's SAI, dated August 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to: (i) investment objective, policies and restrictions; (ii) Trustees, officers and investment adviser; (iii) portfolio transactions; (iv) the method used to calculate performance quotations of the Fund; (v) various services and privileges provided for the benefit of shareholders; (vi) the Distribution Plan; (vii) determination of net asset value of shares of the Fund; and (viii) certain voting rights of shareholders.

                                                                      APPENDIX A
                            WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares is waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).

I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:

    1.  DIVIDEND REINVESTMENT

        o  Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

        o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o  Death or disability of the IRA owner.

        SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        o  Death, disability or retirement of 401(a) or ESP Plan participant;

        o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

        o  Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        o  Death or disability of SRO Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares is waived:

    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
           (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS


        o Shares acquired by investments through certain dealers which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.


    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o  Shares acquired by insurance company separate accounts.

    4.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o  Tax-free returns of excess IRA contributions.

        401(a) PLANS

        o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS

        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o  Death or disability of a SAR-SEP Plan participant.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston MA 02116
Toll free: (800) 343-2829, Ext. 3500


Mailing Address
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


[GRAPHIC OMITTED]  MFS(SM)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)


MFS(RM) UNION STANDARD(SM)

EQUITY FUND
500 Boylston Street
Boston, MA 02116



                                                  MGL-1-5/97/60M  [28/228/328]

[GRAPHIC OMITTED]  MFS(SM)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)


MFS(RM) UNION STANDARD(SM)

EQUITY FUND

Prospectus


August 1, 1997

[GRAPHIC OMITTED]


MFS(R) UNION STANDARD(SM)                                STATEMENT OF
EQUITY FUND                                              ADDITIONAL INFORMATION

(A Member of the MFS Family of Funds(R))                 August 1, 1997
--------------------------------------------------------------------------------
                                                                            Page
 1.  Definitions ..........................................................   2
 2.  Investment Objective and Policies ....................................   2
 3.  Investment Restrictions ..............................................   8
 4.  Management of the Fund ...............................................   9
        Trustees ..........................................................   9
        Officers ..........................................................   9
        Trustee Compensation Table ........................................   9
        Investment Adviser ................................................   9
        Custodian .........................................................  10
        Shareholder Servicing Agent .......................................  10
        Distributor .......................................................  10
 5.  Portfolio Transactions and Brokerage Commissions .....................  11
 6.  Shareholder Services .................................................  12
        Investment and Withdrawal Programs ................................  12
        Exchange Privilege ................................................  14
        Tax-Deferred Retirement Plans .....................................  14
 7.  Tax Status ...........................................................  15
 8.  Determination of Net Asset Value and Performance .....................  16
 9.  Distribution Plan ....................................................  17
10.  Description of Shares, Voting Rights and Liabilities .................  18
11.  Independent Auditors and Financial Statements ........................  19

MFS UNION STANDARD(SM) EQUITY FUND
A Series of MFS(R) Union Standard(SM) Trust
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated August 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                        -- MFS Union Standard(SM) Trust (the
                                    "Trust") is a professionally
                                    managed open-end, management
                                    investment company (a "mutual
                                    fund"). The Trust currently
                                    consists of one series or fund: MFS
                                    Union Standard(SM) Equity Fund (the
                                    "Equity Fund" or the "Fund").
                                    Additional funds may be created by
                                    the Trustees from time to time. The
                                    Fund offers its shares pursuant to
                                    a prospectus dated August 1, 1997,
                                    as supplemented or amended from
                                    time to time (the "Prospectus").


   "MFS" or the "Adviser"        -- Massachusetts Financial Services
                                    Company, a Delaware corporation.

   "MFD"                         -- MFS Fund Distributors, Inc., a
                                    Delaware corporation.


   "Prospectus"                  -- The Prospectus of the Fund, dated
                                    August 1, 1997, as amended or
                                    supplemented from time to time.

2.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term growth of capital. Any investment involves risk and there can be no assurance that the Fund will achieve its objective.

INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described below.

LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral shold the borrower fail financially. However, the loans would be made only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If MFS determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

WHEN-ISSUED SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although each Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which MFS has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after MFS has determined that the seller is creditworthy, and MFS monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at- the-money") or above ("out-of-the-money") the current vlaue of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy- and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit if might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to Purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

OPTIONS ON STOCK INDICES -- As noted in the Prospectus, the Fund may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of MFS, are expected to be siimilar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets, a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the sotcks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and sell futures contracts on stock indices ("Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable - a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse.

The Fund may cover the writing of call Options on Futures Contract. (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts and Options on Futures Contracts depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts and options for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options and futures markets. In this regard, trading by speculators in options and Futures Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such Contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assess to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

The Fund may enter into transactions in options, Futures Contracts and Options on Futures Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively, small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract subject to the risks of the availability of a liquid offset market describe herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index or Futures Contract.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby assuring that the leveraging effect of such Futures Contract is minimized.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although MFS disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.
                               ----------------

The Fund's limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or the Fund, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or the Fund, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Fund, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Trust, on behalf of the Fund, may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices and any other type of option, and Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices and any other type of option, and Futures Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the Investment Company Act of 1940 (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options and Options on Stock Indices), Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, the Fund has adopted the following nonfundamental policies which may be changed without shareholder approval. The Trust, on behalf of the Fund, will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

    (2) invest more than 5% of the value of the Fund's net assets valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (3) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation; currently, the Fund does not intend to invest more than 5% of its net assets in such securities;

    (4) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Fund, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

    (5) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options and Options on Stock Indices) and Futures Contracts;

    (6) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options and Options on Stock Indices), Futures Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

    (9) purchase securities while borrowings from banks under a line of credit or similar arrangement exceed 5% of the Fund's total assets;

    (10) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, Options on Futures Contracts or
  (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or

    (11) invest for the purpose of exercising control or management.

4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. MFS is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

NELSON J. DARLING, JR. (born 12/27/20)
Director or Trustee of several corporations or trusts, including Eastern
  Enterprises (diversified holding company), Trustee
Address: 27 School Street, Boston, Massachusetts

WILLIAM R. GUTOW (born 9/27/41)
Private Investor; Real Estate Consultant; Capitol Entertainment (Blockbuster
  Video Franchise), Vice Chairman
Address: 3102 Maple Avenue, #100, Dallas, Texas

OFFICERS
W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

JAMES 0. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996).
----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Mr. Brodkin and each officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Brodkin and Cavan are the Chairman and the Secretary, respectively, of MFD and hold similar positions with certain other MFS affiliates.

TRUSTEE COMPENSATION TABLE
The Trust pays the compensation of the Trustees who are not officers of MFS (who will each receive $1,300 annually plus $150 per meeting and $150 per committee meeting attended). Set forth below is certain information concerning the cash compensation paid to the Trustees.

                                      TRUSTEE FEES     TOTAL TRUSTEE FEES
                                          FROM           FROM THE FUND
NAME OF TRUSTEE                         FUND(1)            COMPLEX(2)
---------------                        ----------      ------------------
A. Keith Brodkin ................        $    O             $     0
Nelson J. Darling ...............         2,800              25,133
William R. Gutow ................         2,800              25,133

NOTES:
(1) For fiscal year ended September 30, 1996.
(2) For calendar year 1996. All Trustees receiving compensation served as Trustees of 18 funds within the MFS Fund Complex (having aggregate net assets at December 31, 1996, of approximately $696,475,584 million).

As of , 1997, the Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding on that date.

As of , 1997, U F C W Participating Food Ind. Employers Tri-State Pension Fund, Pennsakauken, NJ, 08109-3377 was the record owner of 29.04% of the outstanding shares of the Fund. As of December 31, 1996, C W A Pension & Death Benefit Trust, Washington, D.C., 10001-2760 was the record owner of 14.19% of the outstanding shares of the Fund. As of December 31, 1996, Equity League Pension Trust Fund Amivest Corp Discretionary Investment Manager, New York, New York 10005-2501 was the record owner of 6.02% of the outstanding shares of the Fund. As of December 31,1996, Savannah ILA Employers Pension Plan was the record owner of approximately 12.03% of the outstanding shares of the Fund. As of December 31, 1996, International Longshoremens Assoc., Southeast Florida Ports Employers Pension Fund, Miami, Florida 33132-1959 was the record owner of approximately 12.17% of the outstanding shares of the Fund. As of December 31, 1996, American Federation of Musicians and Employers Pension Fund Amivest Discretionary investment Manager, New York, New York 10005-2501 was the record owner of approximately 5.82% of the outstanding shares of the Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

MFS manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of December 8, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.65% per annum of the average daily net assets of the Fund.

For the period from the commencement of investment operations on January 14, 1994 to September 30, 1994 and for each of the fiscal years ended September 30, 1995 and 1996, MFS received advisory fees under the Advisory Agreement of $64,457, $193,107 and $310,911, respectively.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.

The Advisory Agreement with the Fund will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement for the Fund provides that if MFS ceases to serve as the investment adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN


State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated November 17, 1995 (the "Agency Agreement") with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13% attributable to Class A, Class B and Class C shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated December 8, 1993 (the "Distribution Agreement") with the Fund. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other Funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).


Class A shares of the Fund may be sold at their net asset value to certain persons or in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 2 1/4% and MFD retains approximately 1/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B shares, Class C shares and Class I shares to dealers. The public offering price of Class B shares, Class C shares and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement to which Class I shares are offered).

GENERAL: On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares. Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change.


The Distribution Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5.  PORTFOLIO TRANSACTIONS AND BROKERAGE
    COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. MFS has complete freedom as to the markets in and the broker-dealer through which it seeks this result.

MFS attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of MFS on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions.

In the case of securities which are principally traded in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers (where no stated commissions are paid but the prices include a dealer's markup or markdown), MFS normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

From time to time, soliciting dealer fees-are available to MFS on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by MFS. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFS may cause the Fund to pay a broker-dealer which provides brokerage and research services to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFS's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of MFS, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and MFS's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed MFS to allocate a total of $39,100 of commission business from the various MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and MFS).

The investment management personnel of MFS attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by MFS as a consideration in the selection of brokers to execute portfolio transactions. However, MFS is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to MFS will not be reduced as a consequence of the receipt of brokerage and research services by MFS. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to MFS in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to MFS in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of MFS, MFS would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In some cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

For each of the fiscal years ended September 30, 1996 and 1995, the Fund paid total brokerage commissions of $78,481 and $115,591, respectively on total transactions of $61,985,397 and $73,027,727, respectively. For the period from commencement of investment operations on January 14, 1994 to September 30, 1994, the Fund paid total brokerage commissions of $39,724 on total transactions of $34,413,987.

6.  SHAREHOLDER SERVICES


INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program also will not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $25,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 2.25% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 343-2829 ext. 3500. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to a CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) to the extent necessary, any "Free Amount"; (ii) any "Reinvested Shares" and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar group; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee will be charged for exchanges in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges, are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of their initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes.
Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at their net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange on any business day, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. No more than five exchanges may be made in any one Exchange Request by telephone. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by certain types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:


  Individual Retirement Accounts (IRAs) (for individuals and their non- employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.


7.  TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing and requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to non-exempt shareholders.

Tax-exempt shareholders generally will not pay taxes on Fund distributions. Shareholders of the Fund that are not tax-exempt entities will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to non tax-exempt shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends (but none of its capital gains) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of the Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in reinvested additional shares, are taxable to non-exempt shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify non-tax-exempt shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Non-tax-exempt shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders.

Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options and Futures Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that could cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on any taxable dividends or other payments made to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their jurisdiction. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding.

As long as the Fund qualifies for treatment as a regulated investment company under the Code, it will not be subject to any Massachusetts excise or income taxes.

8.  DETERMINATION OF NET ASSET VALUE AND
    PERFORMANCE

NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, such Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on such Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Securities, Futures Contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed securities) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options, for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (5.75% maximum), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.


The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). The average annual total rate of return for Class I shares for the one-year period ended March 31, 1997 and for the period from January 14, 1994 (commencement of investment operations) to March 31, 1997 was 16.04% and 15.64%, respectively. The average annual total rate of return for the LSI for the one-year period ended March 31, 1997 and for the period from January 14, 1994 to March 31, 1997 was % and %, respectively.

GENERAL: From time to time, the Fund may quote, and compare its performance to, the LSI. In addition, from time to time, the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of Fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time, the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks. and other similar or related matters.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding the following: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

MFS FIRSTS: MFS has a long history of innovations.

       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure
                 Act").

       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and the respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to the Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


For each of the fiscal years ended September 30, 1996 and 1995, the class of shares currently referred to as I shares incurred expenses under the Distribution Plan of $71,836 and $44,473, respectively (equal to 0.15% per annum of its average daily net assets), all of which MFD retained. For the period from commencement of investment operations on January 14, 1994 to September 30, 1994, the class of shares currently referred to as I shares incurred expenses under the Distribution Plan of $14,882 (equal to 0.15% per annum of its average daily net assets) all of which MFD retained. As of August 1, 1997, the Distribution Plan for the class of shares now known as Class I shares has been terminated.

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
     LIABILITIES
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify the shares of the Fund into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund, Class A, Class B and Class C shares as well as Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, the shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to its shareholders. The Trust reserves the right to create and issue additional series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (subject to any class expenses) and each series may be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election of Trustees and the selection of accountants. The Trust reserves the right to create additional classes of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. The Trust may merge or consolidate with another organization or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of its outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or affected series outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or a series of the Trust may be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares or by the Trustees by written notice. If not so terminated, the Fund will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL
     STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments and Statement of Assets and Liabilities at September 30, 1996, the Statement of Operations for the year ended September 30, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended September 30, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

The Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 1997, the Statement of Operations for the six month period ended March 31, 1997, the Statements of Changes in Net Assets for the six month period ended March 31, 1997, and the Notes to Financial Statements, each of which is included in the unaudited Semiannual Report to Shareholders of the Fund, are incorporated by reference into this SAI. A copy of the Semiannual Report accompanies this SAI.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 343-2829, Ext. 3500


MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110


[GRAPHIC OMITTED]


MFS(R) UNION STANDARD(SM) EQUITY FUND
500 Boylston Street
Boston, MA 02116


                                                 MGL-13-5/97/525    28/228/328

[Logo] MFS(SM)                                                 Semiannual Report
INVESTMENT MANAGEMENT                                             March 31, 1997



MFS(R) UNION STANDARD(SM) EQUITY FUND






                               [Graphic Omitted]




AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND" (see page 15)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 2
Fund Facts ................................................................. 3
Performance Summary ........................................................ 3
Portfolio Concentration .................................................... 4
Portfolio of Investments ................................................... 5
Financial Statements ....................................................... 8
Notes to Financial Statements ..............................................12
America learns how "We invented the mutual fund"............................15
MFS Investment Opportunities ...............................................16
Trustees and Officers ......................................................17

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED MARCH 31, 1997, THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 10.09%, COMPARED TO A 10.70% RETURN FOR THE ACS LABOR SENSITIVITY INDEX AND TO AN 11.20% RETURN FOR THE STANDARD & POOR'S 500 COMPOSITE INDEX.

   o THE FUND'S CURRENT INVESTMENT STRATEGY IS BASED ON THE ASSUMPTION THAT U.S. ECONOMIC GROWTH WILL SLOW AS THE YEAR PROGRESSES. GIVEN THE LONGEVITY OF THE CURRENT ECONOMIC RECOVERY AND THE HIGH LEVELS OF CONSUMER DEBT, WE BELIEVE THE ECONOMIC RISKS ARE ON THE DOWNSIDE.

   o THE FUND IS UNDERWEIGHTED IN THE BASIC MATERIALS AND AUTOMOTIVE SECTORS, WHILE IT IS OVERWEIGHTED IN CONSUMER STAPLES AND HEALTH CARE. INDUSTRIAL GOODS ARE ALSO OVERWEIGHTED BUT SKEWED TOWARD AEROSPACE AND DEFENSE COMPANIES THAT WE BELIEVE SHOULD PERFORM RELATIVELY WELL IN A SLOW-GROWTH ECONOMY.

LETTER FROM THE CHAIRMAN

---------------------------


[Photo of A. Keith Brodkin]


---------------------------

Dear Shareholders:

After more than six years of expansion, the U.S. economy is experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in the labor market, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with more strength occurring earlier in the year.

    We continue to urge U.S. equity investors to lower their expectations for 1997. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and the fear of an acceleration of inflation have negatively affected the stock market in 1997. However, while the U.S. equity market has enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks. Also, as the year progresses, we expect to see some improvement in corporate earnings and a leveling off of interest rates. As a result, we believe this year's correction should help provide a more solid foundation for the long-term viability of the equity market.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

April 14, 1997

PORTFOLIO MANAGER'S OVERVIEW


----------------------------


[Photo of Mitchell D. Dynan]


----------------------------

Dear Shareholders:
For the six months ended March 31, 1997, the Fund provided a total return of 10.09%. This compares to a 10.70% return for the ACS Labor Sensitivity Index (the LSI), an unmanaged common stock index developed and maintained by American Capital Strategies Ltd. for use by the MFS Union Standard Equity Fund. It represents the market weighted performance of common stocks of companies which American Capital Strategies Ltd., and the Labor Advisory Board determine meet certain labor sensitivity criteria and to an 11.20% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

    The current investment strategy of the Fund is based on our belief that the growth rate of the U.S. economy will slow as the year progresses. Given the longevity of the current economic recovery and the high levels of consumer debt, we think the economic risks are on the downside. During the second half of 1997, investors could become increasingly concerned about slower growth or a recession during 1998. Although interest rates are currently rising, if the above scenario unfolds, rates could move downward in late 1997 or 1998. The Fund is positioned to anticipate this potential change in perception, with the bulk of its investments in companies that we feel should be able to sustain double-digit earnings growth in this type of environment. It is our view that earnings ultimately drive stock prices, and we expect investors to bid up share prices of companies that can achieve above-average earnings growth.

    The Fund's current industry weightings reflect a fairly defensive posture that is consistent with this economic scenario. While certain sectors have been overweighted and others underweighted, the Fund's holdings are diverse and spread across many industries. For example, relative to the LSI, the Fund is significantly underweighted in the basic materials and automotive sectors. Conversely, it is overweighted in consumer staples and health care. Industrial goods are overweighted but skewed toward aerospace and defense companies that we believe should perform relatively well in a slow-growth economy. Similarly, the retail weighting is greater than that of the LSI, but all of these holdings are in supermarkets and drug stores.

    As the year progresses, we expect that the U.S. equity market is likely to remain volatile. In this environment, we plan to continue to use market dips to increase positions in what we regard as high-quality, large-capitalization companies and to maintain a defensive posture.

Respectfully,

/s/ Mitchell D. Dynan

Mitchell D. Dynan
Portfolio Manager

Note to Shareholders: On March 1, 1997, Mitchell D. Dynan became Portfolio Manager of the Fund, succeeding William S. Harris, who has retired. Mr. Dynan joined the MFS Research Department in 1986. A graduate of Tufts University, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Since 1995, Mr. Dynan has also been a Portfolio Manager of Massachusetts Investors Trust.

  FUND FACTS

  STRATEGY:               THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE
                          LONG-TERM GROWTH OF CAPITAL THAT, NET OF FUND
                          EXPENSES, EXCEEDS THE PERFORMANCE OF THE ACS LABOR
                          SENSITIVITY INDEX (THE LSI). SHARES OF THE FUND ARE
                          PURCHASED AT NET ASSET VALUE. THE MINIMUM INITIAL
                          INVESTMENT IS GENERALLY $3 MILLION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  JANUARY 14, 1994

  SIZE:                   $55.2 MILLION NET ASSETS AS OF MARCH 31, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS(R) Union Standard(SM) Equity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
FOR PERIODS ENDED MARCH 31, 1997
(net asset value change including reinvested distributions)

                             6 Months    1 Year    3 Years        Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return      +10.09%    +16.04%    +68.73%           +59.45%
-------------------------------------------------------------------------------
Average Annual Total Return      --     +16.04%    +19.05%           +15.64%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 14, 1994, to March 31, 1997.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Shares of the Fund have no initial sales charge or contingent deferred sales charge but have annual fees and expenses. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1997

TOP 10 EQUITY HOLDINGS

GENERAL ELECTRIC CO.                    BRISTOL-MYERS SQUIBB CO.
Diversified manufacturing and           Pharmaceutical products company
services conglomerate
                                        MOBIL CORP.
COCA-COLA CO.                           International oil and gas company
International food and beverage
company                                 PHILIP MORRIS COS., INC.
EXXON CORP.                             Tobacco, food, and beverage conglomerate
International oil and gas company
                                        CHEVRON CORP.
MERCK & CO., INC.                       International oil and gas company
Pharmaceutical products company
                                        DU PONT (E.I.) DE NEMOURS & CO., INC.
JOHNSON & JOHNSON                       Diversified chemical company
Health care and pharmaceutical
products company

LARGEST SECTORS

           Consumer Staples                               19.3%
           Miscellaneous                                  18.6%
           Industrial Goods & Services                    17.6%
           Utilities & Communications                     15.7%
           Health Care                                    12.0%
           Energy                                         10.9%
           Retailing                                       5.9%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - March 31, 1997

Stocks - 99.9%
-------------------------------------------------------------------------------
Issuer                                                 Shares           Value
-------------------------------------------------------------------------------
Aerospace - 7.1%
  Allied Signal, Inc.                                   8,700     $   619,875
  Boeing Co.                                            7,900         779,137
  General Dynamics Corp.                                8,500         572,688
  Lockheed-Martin Corp.                                 9,361         786,324
  McDonnell Douglas Corp.                              10,400         634,400
  United Technologies Corp.                             7,000         526,750
                                                                  -----------
                                                                  $ 3,919,174
-------------------------------------------------------------------------------
Automotive - 1.2%
  Goodrich (B.F.) Co.                                  18,400     $   673,900
-------------------------------------------------------------------------------
Banks and Credit Companies - 2.8%
  BankAmerica Corp.                                     8,700     $   876,525
  Firstar Corp.                                        23,600         649,000
                                                                  -----------
                                                                  $ 1,525,525
-------------------------------------------------------------------------------
Chemicals - 3.3%
  Air Products & Chemicals, Inc.                        9,600     $   651,600
  du Pont (E.I.) de Nemours & Co., Inc.                11,200       1,187,200
                                                                  -----------
                                                                  $ 1,838,800
-------------------------------------------------------------------------------
Construction Services - 1.0%
  Martin Marietta Materials, Inc.                      21,699     $   558,749
-------------------------------------------------------------------------------
Consumer Goods and Services - 7.0%
  Colgate-Palmolive Co.                                 7,600     $   757,150
  Philip Morris Cos., Inc.                             12,550       1,432,269
  Revco DS, Inc.*                                      15,000         607,500
  Tyco International Ltd.                              19,000       1,045,000
                                                                  -----------
                                                                  $ 3,841,919
-------------------------------------------------------------------------------
Containers - 1.3%
  Corning, Inc.                                        16,500     $   732,188
-------------------------------------------------------------------------------
Electrical Equipment - 7.3%
  Emerson Electric Co.                                 11,400     $   513,000
  General Electric Co.                                 30,000       2,977,500
  Honeywell, Inc.                                       8,200         556,575
                                                                  -----------
                                                                  $ 4,047,075
-------------------------------------------------------------------------------
Entertainment - 1.0%
  Disney (Walt) Co.                                     7,500     $   547,500
-------------------------------------------------------------------------------
Food and Beverage Products - 13.9%
  Anheuser Busch Cos.                                  17,200     $   724,550
  Campbell Soup Co.                                    13,000         602,875
  Coca-Cola Co.                                        52,300       2,922,262
  Heinz (H.J.) Co.                                     14,000         553,000
  Hershey Foods Corp.                                  20,000       1,000,000
  Interstate Bakeries Corp.                            21,600       1,020,600
  PepsiCo, Inc.                                        25,900         844,988
                                                                  -----------
                                                                  $ 7,668,275
-------------------------------------------------------------------------------
Forest and Paper Products - 1.5%
  Kimberly-Clark Corp.                                  8,100     $   804,938
-------------------------------------------------------------------------------
Medical and Health Products - 12.0%
  American Home Products Corp.                         17,600     $ 1,056,000
  Bristol-Myers Squibb Co.                             27,900       1,646,100
  Johnson & Johnson                                    34,100       1,803,037
  Merck & Co., Inc.                                    25,100       2,114,675
                                                                  -----------
                                                                  $ 6,619,812
-------------------------------------------------------------------------------
Oils - 10.9%
  Chevron Corp.                                        17,400     $ 1,211,475
  Exxon Corp.                                          22,300       2,402,825
  Mobil Corp.                                          11,000       1,436,875
  Texaco, Inc.                                          8,700         952,650
                                                                  -----------
                                                                  $ 6,003,825
-------------------------------------------------------------------------------
Pollution Control - 2.1%
  USA Waste Services, Inc.*                            21,600     $   766,800
  WMX Technologies, Inc.                               12,100         370,563
                                                                  -----------
                                                                  $ 1,137,363
-------------------------------------------------------------------------------
Printing and Publishing - 1.5%
  Gannett Co., Inc.                                     6,800     $   583,950
  Pulitzer Publishing Co.                               6,200         268,150
                                                                  -----------
                                                                  $   852,100
-------------------------------------------------------------------------------
Railroads - 1.1%
  Burlington Northern Santa Fe Railway
    Co.                                                 8,000     $   592,000
-------------------------------------------------------------------------------
Restaurants and Lodging - 3.1%
  HFS, Inc.*                                           10,900     $   641,737
  Hilton Hotels Corp.                                  20,000         485,000
  Promus Hotel Corp.*                                  18,000         598,500
                                                                  -----------
                                                                  $ 1,725,237
-------------------------------------------------------------------------------
Stores - 1.6%
  American Stores Co.                                   3,900     $   173,550
  Rite Aid Corp.                                       16,800         705,600
                                                                  -----------
                                                                  $   879,150
-------------------------------------------------------------------------------
Supermarkets - 3.2%
  Kroger Co.*                                          13,000     $   659,750
  Safeway, Inc.*                                       24,200       1,122,275
                                                                  -----------
                                                                  $ 1,782,025
-------------------------------------------------------------------------------
Telecommunications - 1.3%
  Lucent Technologies, Inc.                            14,000     $   738,500
-------------------------------------------------------------------------------
Utilities - Electric - 6.3%
  Cinergy Corp.                                        19,000     $   648,375
  CMS Energy Corp.                                     23,000         756,125
  FPL Group, Inc.                                      13,000         573,625
  Nipsco Industries, Inc.                              13,800         541,650
  Pinnacle West Capital Corp.                          15,500         466,937
  Public Service Co. - New Mexico*                     28,000         483,000
                                                                  -----------
                                                                  $ 3,469,712
-------------------------------------------------------------------------------
Utilities - Gas - 2.3%
  Columbia Gas Systems, Inc.                           11,800     $   682,925
  Consolidated Natural Gas Co.                         12,000         604,500
                                                                  -----------
                                                                  $ 1,287,425
-------------------------------------------------------------------------------
Utilities - Telephone - 7.1%
  Ameritech Corp.                                       8,700     $   535,050
  BellSouth Corp.                                      26,500       1,119,625
  GTE Corp.                                            22,600       1,053,725
  Pacific Telesis Group                                10,000         377,500
  SBC Communications, Inc.                             15,800         831,475
                                                                  -----------
                                                                  $ 3,917,375
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $43,982,955)                       $55,162,567
-------------------------------------------------------------------------------
Short-Term Obligation - 1.7%
-------------------------------------------------------------------------------
                                Principal Amount
                                  (000 Omitted)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 4/01/97,
    at Amortized Cost                                    $950     $   950,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $44,932,955)                  $56,112,567

Other Assets, Less Liabilities - (1.6)%                              (904,228)
-------------------------------------------------------------------------------

Net Assets - 100.0%                                               $55,208,339
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
March 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $44,932,955)             $56,112,567
  Cash                                                                   7,717
  Receivable for investments sold                                      149,367
  Dividends receivable                                                  92,726
  Deferred organization expenses                                         8,909
  Other assets                                                           2,947
                                                                   -----------
      Total assets                                                 $56,374,233
                                                                   -----------
Liabilities:
  Payable for investments purchased                                $ 1,148,179
  Payable to affiliates -
    Management fee                                                       4,028
    Distribution fee                                                       930
  Accrued expenses and other liabilities                                12,757
                                                                   -----------
      Total liabilities                                            $ 1,165,894
                                                                   -----------
Net assets                                                         $55,208,339
                                                                   ===========

Net assets consist of:
  Paid-in capital                                                  $41,546,778
  Unrealized appreciation on investments                            11,179,612
  Accumulated undistributed net realized gain on investments         2,327,329
  Accumulated undistributed net investment income                      154,620
                                                                   -----------
      Total                                                        $55,208,339
                                                                   ===========
Shares of beneficial interest outstanding                           4,043,797
                                                                    ========

Net asset value, offering price, and redemption price per share
  (net assets of $55,208,339 / 4,043,797 shares of beneficial
  interest outstanding)                                              $13.65
                                                                     ======
See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended March 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $  564,678
    Interest                                                            33,988
                                                                    ----------
      Total investment income                                       $  598,666
                                                                    ----------

  Expenses -
    Management fee                                                  $  178,520
    Trustees' compensation                                               3,750
    Shareholder servicing agent fee                                      2,044
    Distribution and service fee                                        41,197
    Administrative fee                                                     663
    Printing                                                            15,684
    Custodian fee                                                       14,282
    Auditing fees                                                       11,890
    Amortization of organization expenses                                2,608
    Miscellaneous                                                        4,487
                                                                    ----------
      Total expenses                                                $  275,125
    Preliminary refund of expenses pursuant to reimbursement
      agreement                                                          1,465
    Fees paid indirectly                                                (1,941)
                                                                    ----------
      Net expenses                                                  $  274,649
                                                                    ----------
        Net investment income                                       $  324,017
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                    $2,220,865
  Change in unrealized appreciation on investments                   2,508,265
                                                                    ----------
        Net realized and unrealized gain on investments             $4,729,130
                                                                    ----------
          Increase in net assets from operations                    $5,053,147
                                                                    ==========
See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         March 31, 1997               Year Ended
                                                            (Unaudited)       September 30, 1996
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $   324,017              $   650,753
  Net realized gain on investments                            2,220,865                5,562,093
  Net unrealized gain on investments                          2,508,265                2,783,940
                                                            -----------              -----------
    Increase in net assets from operations                  $ 5,053,147              $ 8,996,786
                                                            -----------              -----------

Distributions declared to shareholders -
  From net investment income                                $  (679,586)             $  (535,470)
  From net realized gain on investments                      (5,134,200)                (957,583)
                                                            -----------              -----------
    Total distributions declared to shareholders            $(5,813,786)             $(1,493,053)
                                                            -----------              -----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                          $ 2,051,403              $20,580,394
  Net asset value of shares issued to
    shareholders in reinvestment of distributions             5,717,146                1,449,495
  Cost of shares reacquired                                  (1,117,335)             (16,057,770)
                                                            -----------              -----------
    Increase in net assets from Fund share
      transactions                                          $ 6,651,214              $ 5,972,119
                                                            -----------              -----------
      Total increase in net assets                          $ 5,890,575              $13,475,852
Net assets:
  At beginning of period                                     49,317,764               35,841,912
                                                            -----------              -----------

  At end of period (including accumulated
    undistributed net investment income of
    $154,620 and $510,189, respectively)                    $55,208,339              $49,317,764
                                                            ===========              ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------
                                        Six Months Ended    Year Ended September 30,        Period Ended
                                          March 31, 1997    ------------------------       September 30,
                                             (Unaudited)          1996          1995                1994*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of
  period                                          $13.85        $11.85        $ 9.64              $10.00
                                                  ------        ------        ------              ------
Income from investment operations# -
  Net investment income(S)                        $ 0.08        $ 0.18        $ 0.17              $ 0.12
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions                   1.31          2.25          2.14               (0.48)
                                                  ------        ------        ------              ------
    Total from investment
      operations                                  $ 1.39        $ 2.43        $ 2.31              $(0.36)
                                                  ------        ------        ------              ------
Less distributions declared to shareholders -
  From net investment income                      $(0.19)       $(0.15)       $(0.10)             $ --
  From net realized gain on
    investments                                    (1.40)        (0.28)       --                    --
                                                  ------        ------        ------              ------
    Total distributions declared
      to shareholders                             $(1.59)       $(0.43)       $(0.10)             $  --
                                                  ------        ------        ------              ------
Net asset value - end of period                   $13.65        $13.85        $11.85              $ 9.64
                                                  ======        ======        ======              ======
Total return                                      10.09%        20.96%        24.21%             (3.60)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.00%+        1.00%         1.00%               1.00%+
  Net investment income                            1.18%+        1.36%         1.58%               1.55%+
Portfolio turnover                                   27%           81%          125%                 48%
Average commission rate###                       $0.0599       $0.0562        --                    --
Net assets at end of period (000
  omitted)                                       $55,208       $49,318       $35,842             $22,184

  * For the period from the commencement of investment operations, January 14, 1994, through September 30, 1994.
  + Annualized.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                       $ 0.08        $ 0.18        $ 0.16              $ 0.07
    Ratios (to average net assets):
      Expenses##                                 0.99%+        1.03%         1.12%               1.64%+
      Net investment income                      1.19%+        1.33%         1.49%               0.91%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Union Standard Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses exclusive of management, distribution and service fees until December 31, 1998. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $95,890 after $1,465 net reimbursement in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, is distributor of the Fund. The Trustees have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The distribution plan provides that the Fund will pay MFD up to 0.25% per annum of the Fund's average daily net assets in order that MFD may pay expenses on behalf of the Fund related to the distribution of shares. This rate has been set at 0.15% for an indefinite period.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated based on the number of shareholder accounts in the Fund.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations aggregated $16,896,792 and $14,566,019, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $44,932,955
                                                                   ===========
Gross unrealized appreciation                                      $11,698,398
Gross unrealized depreciation                                         (518,786)
                                                                   -----------
  Net unrealized appreciation                                      $11,179,612
                                                                   ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                          Period Ended                         Year Ended
                                                        March 31, 1997                 September 30, 1996
                                              ------------------------        ---------------------------
                                               Shares           Amount           Shares            Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                   142,474       $2,051,403        1,592,667       $20,580,394
Shares issued to shareholders in
 reinvestment of distributions                420,379        5,717,146          116,989         1,449,495
Shares reacquired                             (78,994)      (1,117,335)      (1,173,568)      (16,057,770)
                                              -------       ----------       ----------      ------------
  Net increase                                483,859       $6,651,214          536,088      $  5,972,119
                                              =======       ==========       ==========      ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended March 31, 1997 was $213.


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) UNION STANDARD(SM) EQUITY FUND

TRUSTEES                                     CUSTODIAN
A. Keith Brodkin*                            State Street Bank and Trust Company
Chairman and President
                                             INVESTOR INFORMATION
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                 For MFS stock and bond market
                                             outlooks, call toll free:
William R. Gutow                             1-800-637-4458 anytime from a
Private Investor;                            touch-tone telephone. For
Senior Vice President,                       information on MFS mutual funds,
Capitol Entertainment                        call your financial adviser or, for
                                             an information kit, call toll free:
INVESTMENT ADVISER                           1-800-637-2929 any business day
Massachusetts Financial Services Company     from 9 a.m. to 5 p.m. Eastern time
500 Boylston Street                          (or leave a message anytime).
Boston, MA 02116-3741
                                             INVESTOR SERVICE
DISTRIBUTOR                                  MFS Service Center, Inc.
MFS Fund Distributors, Inc.                  P.O. Box 2281
500 Boylston Street                          Boston, MA 02107-9906
Boston, MA 02116-3741                        For general information, call toll
                                             free: 1-800-225-2606 any business
PORTFOLIO MANAGER                            day from 8 a.m. to 8 p.m. Eastern
Mitchell D. Dynan*                           time.

TREASURER                                    For service to speech- or
W. Thomas London*                            hearing-impaired, call toll free:
                                             1-800-637-6576 any business day
ASSISTANT TREASURER                          from 9 a.m. to 5 p.m. Eastern time.
James O. Yost*                               (To use this service, your phone
                                             must be equipped with a
SECRETARY                                    Telecommunications Device for the
Stephen E. Cavan*                            Deaf.)

ASSISTANT SECRETARY                          For share prices, account balances,
James R. Bordewick, Jr.*                     and exchanges, call toll free:
                                             1-800-MFS-TALK (1-800-637-8255)
                                             anytime from a touch-tone
                                             telephone.

                                             WORLD WIDE WEB
                                             www.mfs.com

                                                         For the third year in a
                                             [DALBAR     row, MFS earned a #1
                                             LOGO]      ranking in the DALBAR,
                                                      Inc. Broker/Dealer
                                             Survey, Main Office Operations
                                             Service Quality Category. The
                                             firm achieved a 3.48 overall
                                             score on a scale of 1 to 4 in the
                                             1996 survey. A total of 110 firms
                                             responded, offering input on the
                                             quality of service they received
                                             from 29 mutual fund companies
                                             nationwide. The survey contained
                                             questions about service quality
                                             in 15 categories, including
                                             "knowledge of phone service
                                             contracts," "accuracy of
                                             transaction processing," and
                                             "overall ease of doing business
                                             with the firm."

*Affiliated with the Investment Adviser

MFS(R) UNION STANDARD(SM)              [DALBAR  LOGO]
EQUITY FUND                           TOP-RATED SERVICE



500 Boylston Street
Boston, MA 02116 02116-3741



[LOGO]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)



(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                   [UNION LABEL]
                                                                            5/97

                                                               Annual Report
[LOGO]                                                            Year Ended
INVESTMENT MANAGEMENT                                     September 30, 1996




MFS(R) UNION STANDARD(SM) EQUITY FUND

[GRAPHIC OMITTED]

TABLE OF CONTENTS
Letter from the Chairman ...................................................   1
Fund Manager's Overview ....................................................   2
Fund Manager's Profile .....................................................   3
Fund Facts .................................................................   3
Performance Summary ........................................................   4
Portfolio Concentration ....................................................   5
Portfolio of Investments ...................................................   6
Financial Statements .......................................................   9
Notes to Financial Statements ..............................................  13
Independent Auditors' Report ...............................................  16
Trustees and Officers ......................................................  17

    HIGHLIGHTS

    * FOR THE PAST 12 MONTHS, THE FUND PROVIDED A TOTAL RETURN OF 20.96%, COMPARED WITH A RETURN OF 19.82% FOR THE ACS LABOR SENSITIVITY INDEX.

    * WE CONTINUE TO EMPHASIZE HIGH-QUALITY COMPANIES WITH STRONG OR IMPROVING BALANCE SHEETS THAT HAVE THE ABILITY TO INCREASE EARNINGS AND DIVIDENDS, EVEN IN A SLOWER ECONOMIC ENVIRONMENT.

    * THE FUND'S LARGEST HOLDINGS ARE IN INDUSTRIAL GOODS AND SERVICES, UTILITIES, CONSUMER STAPLES, ENERGY, AND RETAILING.

    * WE BELIEVE THE CONSUMER STAPLES SECTOR, WITH COMPANIES SUCH AS COCA-COLA, PHILIP MORRIS, ANHEUSER BUSCH, AND CAMPBELL SOUP, WILL SEE STEADY, PREDICTABLE GROWTH.

LETTER FROM THE CHAIRMAN
Dear Shareholders:

[Photo of A. Keith Brodkin]

As we enter the last quarter of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive in its support of the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. However, recent statistics appear to be showing signs of a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

    While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

    Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Fund Manager's Overview, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
Chairman and President

October 10, 1996

FUND MANAGER'S OVERVIEW

Dear Shareholders:

[Photo of William F. Harris]

The stock market, as measured by the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock performance, and by the Dow Jones Industrial Average, an unmanaged index of the performance of 30 large-company stocks, posted gains of 13.49% and 16.95%, respectively, for the first nine months of 1996. These results are particularly noteworthy in light of the 37% increase for both of these indices in 1995.

    For the 12 months ended September 30, 1996, the Fund provided a total return of 20.96%, compared with a return of 19.82% for the ACS Labor Sensitivity Index (the LSI), an unmanaged index of companies selected on the basis of labor-sensitive criteria.

    As we have reported to you, we believe the stock market will continue to respond favorably as long as the economy grows slowly, inflation remains relatively low, and interest rates are flat to down. Recently, interest rates, as measured by the benchmark 30-year Treasury bond, rose back over the 7% level due to investors' fears that the economy was growing too fast and that inflation would soon begin to rise. As long as this economic tug-of-war between growth that is seen as too fast or too slow continues, we can expect volatility in the financial markets. However, in our judgment, because the consumer is so highly leveraged (as evidenced by rising credit card delinquencies and personal bankruptcies), there does not appear to be enough strength to create more than modest economic growth over the next several quarters. Our portfolio strategy continues to emphasize high-quality companies with strong or improving balance sheets that have the ability to increase both earnings and dividends, even in a slower economic environment.

    The Fund's largest holdings are in industrial goods and services, utilities, consumer staples, energy, and retailing. The industrial goods and services group is made up of four subsections: aerospace, agriculture, pollution control, and large electrical equipment companies such as General Electric, Emerson Electric, and Honeywell. The aerospace industry has undergone a massive consolidation. The remaining large companies dominate their markets and generate large free cash flows to enhance shareholder value through increased dividends and share repurchases. Agriculture has its own economic cycle and is currently enjoying strong growth which appears sustainable for several years. The pollution control industry has suffered from poor pricing and unsuccessful ventures into other businesses. The better companies, such as USA Waste Services and WMX Technologies, have reversed these trends. The three large electrical companies are, in our judgment, among the best-managed companies we follow. The utilities, like the aerospace industry, have undergone a large consolidation. Even the very large regional Bell operating companies are merging. The electric utilities are not only merging with other electric utilities, but with other producers of energy, such as natural gas companies.

    We believe the consumer staples sector, with companies such as Coca-Cola, Philip Morris, Anheuser Busch, and Campbell Soup, will see steady, predictable growth, even if the economy should weaken over the next several quarters. The energy companies, such as Mobil and Exxon, are undergoing substantial restructuring which we expect to lower costs and provide them with funds to increase shareholder value. In retail, the supermarket chains, such as Safeway and Kroger, have provided the Fund with excellent results over the past two years. Additionally, we have taken positions in retailers that have grown through acquisitions, namely Federated Department Stores and TJX Companies.

Respectfully,

/s/ William S. Harris

    William S. Harris
Fund Manager

  FUND MANAGER'S PROFILE

  WILLIAM HARRIS JOINED THE MFS RESEARCH DEPARTMENT IN 1967 AS AN INDUSTRY SPECIALIST. A GRADUATE OF THE UNIVERSITY OF VIRGINIA, HE WAS NAMED INVESTMENT OFFICER IN 1969, VICE PRESIDENT - INVESTMENTS IN 1970, SENIOR VICE PRESIDENT IN 1979 AND EXECUTIVE VICE PRESIDENT IN 1982. A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., MR. HARRIS HAS MANAGED MFS UNION STANDARD TRUST SINCE ITS INCEPTION IN 1994.

LARGEST INDUSTRIES

                    Retailing ......................... 10.4%
                    Energy ............................ 12.7%
                    Utilities & Communications ........ 15.6%
                    Consumer Staples .................. 16.5%
                    Industrial Goods & Services ....... 20.2%
                    Other ............................. 24.6%

  FUND FACTS

STRATEGY:                THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM
                         GROWTH OF CAPITAL THAT, NET OF FUND EXPENSES, EXCEEDS
                         THE PERFORMANCE OF THE ACS LABOR SENSITIVITY INDEX (THE
                         LSI). SHARES OF THE FUND ARE PURCHASED AT NET ASSET
                         VALUE. THE MINIMUM INITIAL INVESTMENT GENERALLY IS $3
                         MILLION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JANUARY 14, 1994

SIZE:                    $49.3 MILLION NET ASSETS AS OF SEPTEMBER 30, 1996

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Union Standard Equity Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $5,000,000 INVESTMENT
(For the period from February 1, 1994 to September 30, 1996)


PLOT POINTS -- MFS Union Standard Equity Fund

UNE - Net performance
Starting with $5 MM on 2/1/94

Start          5,000
Feb 1994       4,907
Mar 1994       4,627
Apr 1994       4,642
May 1994       4,632
Jun 1994       4,525
Jul 1994       4,686
Aug 1994       4,912
Sep 1994       4,721
Oct 1994       4,770
Nov 1994       4,535
Dec 1994       4,612
Jan 1995       4,720
Feb 1995       4,894
Mar 1995       5,007
Apr 1995       5,141
May 1995       5,334
Jun 1995       5,468
Jul 1995       5,656
Aug 1995       5,646
Sep 1995       5,864
Oct 1995       5,878
Nov 1995       6,136
Dec 1995       6,376
Jan 1996       6,585
Feb 1996       6,626
Mar 1996       6,729
Apr 1996       6,770
May 1996       6,995
Jun 1996       7,072
Jul 1996       6,673
Aug 1996       6,786
Sep 1996       7,093


AVERAGE ANNUAL TOTAL RETURNS

                                                                   1/14/94+ -
                                             1 Year                9/30/96
-------------------------------------------------------------------------------
MFS Union Standard Equity Fund               +20.96%               +14.63%
-------------------------------------------------------------------------------
ACS Labor Sensitivity Index (LSI)            +19.82%               +15.79%
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index        +20.24%               +17.19%
-------------------------------------------------------------------------------
Consumer Price Index*                        + 2.87%               + 2.86%
-------------------------------------------------------------------------------
+ Commencement of investment operations. Benchmark comparisons begin on February
  1, 1994 except for the ACS LSI, which is from January 14, 1994.
*The Consumer Price Index is a popular measure of change in prices.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Shares of the Fund have no initial sales charge or contingent deferred sales charge but have annual fees and expenses. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded at the earlier of repayment of reimbursement in its entirety, or until December 31, 1998.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1996

TOP TEN HOLDINGS

GENERAL ELECTRIC CO.                          AT&T CORP.
Diversified manufacturing and services        Telecommunications and services
conglomerate                                  company

COCA-COLA CO.                                 JOHNSON & JOHNSON
International soft drink company              Health care and pharmaceutical
                                              products company
EXXON CORP.
International oil and gas company             DU PONT (E.I.) DE NEMOURS & CO.
                                              Diversified chemical company
PHILIP MORRIS COS., INC.
Tobacco, food, and beverage conglomerate      BRISTOL-MYERS SQUIBB CO.
                                              Pharmaceutical products company
MERCK & CO., INC.
Pharmaceutical products company               BOEING CO.
                                              Aircraft manufacturer


  TAX FORM SUMMARY

  IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.



  DIVIDENDS-RECEIVED DEDUCTION

  FOR THE YEAR ENDED SEPTEMBER 30, 1996, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 63.36%.

PORTFOLIO OF INVESTMENTS - September 30, 1996

Common Stocks - 97.5%
-----------------------------------------------------------------------------
Issuer                                                Shares            Value
-----------------------------------------------------------------------------
Aerospace - 6.1%
  Allied Signal, Inc.                                  8,700     $    573,112
  Boeing Co.                                          10,000          945,000
  Lockheed-Martin Corp.                                6,100          549,762
  McDonnell Douglas Corp.                             10,400          546,000
  United Technologies Corp.                            3,500          420,438
                                                                 ------------
                                                                 $  3,034,312
-----------------------------------------------------------------------------
Agricultural Products - 1.3%
  Case Corp.                                          13,000     $    633,750
-----------------------------------------------------------------------------
Apparel and Textiles - 0.5%
  Hartmarx Corp.*                                     51,700     $    252,038
-----------------------------------------------------------------------------
Automotive - 0.9%
  Goodrich (B.F.) Co.                                 10,000     $    451,250
-----------------------------------------------------------------------------
Banks and Credit Companies - 2.3%
  BankAmerica Corp.                                    8,700     $    714,488
  Firstar Corp.                                        8,700          419,775
                                                                 ------------
                                                                 $  1,134,263
-----------------------------------------------------------------------------
Beverages - 1.3%
  Anheuser Busch Cos., Inc.                           17,200     $    647,150
-----------------------------------------------------------------------------
Chemicals - 3.3%
  du Pont (E.I.) de Nemours & Co., Inc.               11,200     $    988,400
  Monsanto Co.                                        17,400          635,100
                                                                 ------------
                                                                 $  1,623,500
-----------------------------------------------------------------------------
Consumer Goods and Services - 6.4%
  Colgate-Palmolive Co.                                7,600     $    660,250
  Heinz (H.J.) Co.                                    14,000          472,500
  Philip Morris Cos., Inc.                            15,000        1,346,250
  Tyco International Ltd.                             15,500          668,437
                                                                 ------------
                                                                 $  3,147,437
-----------------------------------------------------------------------------
Electrical Equipment - 9.4%
  Emerson Electric                                    50,000     $    450,625
  General Electric Co.                                30,000        2,730,000
  Honeywell, Inc.                                     13,000          820,625
  Westinghouse Electric Corp.                         35,600          663,050
                                                                 ------------
                                                                 $  4,664,300
-----------------------------------------------------------------------------
Entertainment - 3.2%
  Circus Circus Enterprises, Inc.*                    19,000     $    672,125
  Harrah's Entertainment, Inc.*                       13,700          255,163
  Mirage Resorts, Inc.*                               25,000          640,625
                                                                 ------------
                                                                 $  1,567,913
-----------------------------------------------------------------------------
Food and Beverage Products - 8.7%
  Campbell Soup Co.                                    6,500     $    507,000
  Coca-Cola Co.                                       44,500        2,263,937
  Interstate Bakeries Corp.                           21,600          788,400
  PepsiCo, Inc.                                       25,900          731,675
                                                                 ------------
                                                                 $  4,291,012
-----------------------------------------------------------------------------
Forest and Paper Products - 1.1%
  Kimberly-Clark Corp.                                 6,000     $    528,750
-----------------------------------------------------------------------------
Machinery - 0.9%
  Deere & Co., Inc.                                   10,400     $    436,800
-----------------------------------------------------------------------------
Medical and Health Products - 8.4%
  American Home Products Corp.                        13,900     $    886,125
  Bristol-Myers Squibb Co.                            10,200          983,025
  Johnson & Johnson                                   21,000        1,076,250
  Merck & Co., Inc.                                   17,300        1,217,487
                                                                 ------------
                                                                 $  4,162,887
-----------------------------------------------------------------------------
Oil Services - 1.0%
  Pennzoil Co.                                         9,000     $    475,875
-----------------------------------------------------------------------------
Oils - 8.2%
  Chevron Corp.                                       12,600     $    789,075
  Exxon Corp.                                         20,000        1,665,000
  Mobil Corp.                                          7,000          810,250
  Texaco, Inc.                                         8,700          800,400
                                                                 ------------
                                                                 $  4,064,725
-----------------------------------------------------------------------------
Pollution Control - 2.2%
  USA Waste Services, Inc.*                           21,600     $    680,400
  WMX Technologies, Inc.                              12,100          397,788
                                                                 ------------
                                                                 $  1,078,188
-----------------------------------------------------------------------------
Printing and Publishing - 2.0%
  Gannett Co., Inc.                                    6,800     $    478,550
  Pulitzer Publishing Co.                              8,700          496,987
                                                                 ------------
                                                                 $    975,537
-----------------------------------------------------------------------------
Restaurants and Lodging - 2.2%
  Hilton Hotels Corp.                                 20,000     $    567,500
  Promus Hotel Corp.*                                 17,900          505,675
                                                                 ------------
                                                                 $  1,073,175
-----------------------------------------------------------------------------
Stores - 4.2%
  Federated Department Stores, Inc.*                   8,700     $    291,450
  Penney (J.C.), Inc.                                  9,000          487,125
  Sears, Roebuck & Co.                                 8,700          389,325
  TJX Cos., Inc.                                      25,900          929,162
                                                                 ------------
                                                                 $  2,097,062
-----------------------------------------------------------------------------
Supermarkets - 5.4%
  Albertsons, Inc.                                    11,000     $    463,375
  Kroger Co.*                                         13,000          581,750
  Safeway, Inc.*                                      20,700          882,337
  Vons Cos., Inc.*                                    17,300          741,738
                                                                 ------------
                                                                 $  2,669,200
-----------------------------------------------------------------------------
Utilities - Electric - 8.9%
  Central & South West Corp.                          17,000     $    442,000
  Cinergy Corp.                                       19,000          586,625
  CMS Energy Corp.                                    15,500          466,937
  FPL Group, Inc.                                      8,700          376,275
  General Public Utilities Corp.                      13,000          399,750
  Illinova Corp.                                      28,600          757,900
  Nipsco Industries, Inc.                             13,800          493,350
  Pinnacle West Capital Corp.                         15,500          459,188
  Texas Utilities Co.                                 10,000          396,250
                                                                 ------------
                                                                 $  4,378,275
-----------------------------------------------------------------------------
Utilities - Gas - 3.2%
  Columbia Gas Systems, Inc.                           9,000     $    504,000
  Consolidated Natural Gas Co.                         8,700          466,538
  PanEnergy Corp.                                     17,300          599,013
                                                                 ------------
                                                                 $  1,569,551
-----------------------------------------------------------------------------
Utilities - Telephone - 6.4%
  Ameritech Corp.                                      8,700     $    457,837
  AT&T Corp.                                          21,600        1,128,600
  BellSouth Corp.                                     17,300          640,100
  GTE Corp.                                           13,000          500,500
  SBC Communications, Inc.                             8,700          418,688
                                                                 ------------
                                                                 $  3,145,725
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $39,431,328)               $ 48,102,675
-----------------------------------------------------------------------------
Short-Term Obligations - 2.3%
-----------------------------------------------------------------------------
                                            Principal Amount
                                               (000 Omitted)
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 10/03/96                  $950     $    949,720
  Federal Home Loan Mortgage Assn., due
    10/01/96                                             180          180,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  1,129,720
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $40,561,048)                 $ 49,232,395
Other Assets, Less Liabilities - 0.2%                                  85,369
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $ 49,317,764
-----------------------------------------------------------------------------
*Non-income producing security.
See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
September 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $40,561,048)            $49,232,395
  Cash                                                                  4,767
  Dividends receivable                                                 84,315
  Deferred organization expenses                                       11,517
  Other assets                                                            479
                                                                  -----------
      Total assets                                                $49,333,473
                                                                  -----------
Liabilities:
  Payable to affiliates -
    Management fee                                                $     2,634
    Distribution fee                                                      608
  Accrued expenses and other liabilities                               12,467
                                                                  -----------
      Total liabilities                                           $    15,709
                                                                  -----------
Net assets                                                        $49,317,764
                                                                  ===========
Net assets consist of:
  Paid-in capital                                                 $34,895,564
  Unrealized appreciation on investments                            8,671,347
  Accumulated undistributed net realized gain on investments        5,240,664
  Accumulated undistributed net investment income                     510,189
                                                                  -----------
      Total                                                       $49,317,764
                                                                  ===========
Shares of beneficial interest outstanding                          3,559,938
                                                                  ===========
Net asset value, offering price, and redemption price per share
  (net assets of $49,317,764 / 3,559,938 shares of beneficial
  interest outstanding)                                             $13.85
                                                                    ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended September 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $1,041,048
    Interest                                                           88,613
                                                                   ----------
      Total investment income                                      $1,129,661
                                                                   ----------
  Expenses -
    Management fee                                                 $  310,911
    Trustees' compensation                                              5,600
    Shareholder servicing agent fee                                     3,576
    Distribution and service fee                                       71,836
    Auditing fees                                                      33,620
    Printing                                                           26,434
    Custodian fee                                                      20,641
    Amortization of organization expenses                               4,963
    Legal fees                                                          4,601
    Miscellaneous                                                      10,766
                                                                   ----------
      Total expenses                                               $  492,948
    Reduction of expenses by investment adviser                        (9,315)
    Fees paid indirectly                                               (4,725)
                                                                   ----------
      Net expenses                                                 $  478,908
                                                                   ----------
        Net investment income                                      $  650,753
                                                                   ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                   $5,562,093
  Change in unrealized appreciation on investments                  2,783,940
                                                                   ----------
        Net realized and unrealized gain on investments            $8,346,033
                                                                   ----------
          Increase in net assets from operations                   $8,996,786
                                                                   ==========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
Year Ended September 30,                                1996           1995
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                              $   650,753    $   466,025
  Net realized gain on investments                     5,562,093        806,897
  Net unrealized gain on investments                   2,783,940      5,900,373
                                                     -----------    -----------
    Increase in net assets from operations           $ 8,996,786    $ 7,173,295
                                                     -----------    -----------
Distributions declared to shareholders -
  From net investment income                         $  (535,470)   $  (224,465)
  From net realized gain on investments                 (957,583)          --
                                                     -----------    -----------
    Total distributions declared to shareholders     $(1,493,053)   $  (224,465)
                                                     -----------    -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                   $20,580,394    $ 9,572,700
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                   1,449,495        224,465
  Cost of shares reacquired                          (16,057,770)    (3,088,531)
                                                     -----------    -----------
    Increase in net assets from Fund share
      transactions                                   $ 5,972,119    $ 6,708,634
                                                     -----------    -----------
      Total increase in net assets                   $13,475,852    $13,657,464
Net assets:
  At beginning of period                              35,841,912     22,184,448
                                                     -----------    -----------
  At end of period (including accumulated
    undistributed net investment income
    of $510,189 and $394,906, respectively)          $49,317,764    $35,841,912
                                                     ===========    ===========

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
                                     Year Ended September 30,      Period Ended
                                     ------------------------     September 30,
                                           1996         1995               1994*
------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period     $11.85       $ 9.64            $10.00
                                          ------       ------            ------
Income from investment operations# -
  Net investment income(S)                $ 0.18       $ 0.17            $ 0.12
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                            2.25         2.14             (0.48)
                                          ------       ------            ------
    Total from investment operations      $ 2.43       $ 2.31            $(0.36)
                                          ------       ------            ------
Less distributions declared to
  shareholders -
  From net investment income              $(0.15)      $(0.10)           $  --
  From net realized gain on investments    (0.28)         --                --
                                          ------       ------            ------
    Total distributions declared to
      shareholders                        $(0.43)      $(0.10)           $  --
                                          ------       ------            ------
Net asset value - end of period           $13.85       $11.85            $ 9.64
                                          ======       ======            ======
Total return                              20.96%       24.21%            (3.60)%
Average commission rate###               $0.0562         --                 --
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                               1.00%        1.00%             1.00%+
  Net investment income                    1.36%        1.58%             1.55%+
Portfolio turnover                           81%         125%               48%
Net assets at end of period (000
  omitted)                               $49,318      $35,842           $22,184

  * For the period from the commencement of investment operations, January 14, 1994 through September 30, 1994.
  + Annualized.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income               $ 0.18       $ 0.16            $ 0.07
      Ratios (to average net assets):
        Expenses##                         1.03%        1.12%             1.64%+
        Net investment income              1.33%        1.49%             0.91%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Union Standard Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses until December 31, 1998. The Fund in turn will pay MFS an expense reimbursement fee not greater than 1.00% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 1996, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $97,355, including $9,315 incurred in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Distributor - MFD, a wholly owned subsidiary of MFS, is distributor of the Fund. The Trustees have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The distribution plan provides that the Fund will pay MFD up to 0.25% per annum of the Fund's average daily net assets in order that MFD may pay expenses on behalf of the Fund related to the distribution of shares. This rate has been set at 0.15% for an indefinite period.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated based on the number of shareholder accounts in the Fund.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $40,908,985 and $36,344,979, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $40,561,048
                                                                  ===========
Gross unrealized appreciation                                     $ 9,208,535
Gross unrealized depreciation                                        (537,188)
                                                                  -----------
  Net unrealized appreciation                                     $ 8,671,347
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Year Ended September 30,                         1996                      1995
                          --------------------------    -----------------------
                                Shares         Amount     Shares         Amount
-------------------------------------------------------------------------------
Shares sold                  1,592,667    $20,580,394    983,045     $9,572,700
Shares issued to shareholders
 in reinvestment of
 distributions                 116,989      1,449,494     24,033        224,465
Shares reacquired           (1,173,568)   (16,057,770)  (284,399)    (3,088,531)
                             ---------    -----------    -------     ----------
  Net increase                 536,088     $ 5,972,118   722,679     $6,708,634
                             =========    ===========    =======     ==========
(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1996 was $613.

INDEPENDENT AUDITORS' REPORT
To the Trustees of MFS Union Standard Trust and Shareholders of MFS Union Standard Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Union Standard Equity Fund (one of the series constituting MFS Union Standard Trust) as of September 30, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year ended September 30, 1996, September 30, 1995 and for the financial highlights for the period from January 14, 1994 (the commencement of investment operations) through September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund at September 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 1, 1996




                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS UNION STANDARD(SM) EQUITY FUND

TRUSTEES                                ASSISTANT SECRETARY
A. Keith Brodkin*                       James R. Bordewick, Jr.*
Chairman and President
                                        CUSTODIAN
Nelson J. Darling, Jr.                  State Street Bank and Trust Company
Trustee, Eastern Enterprises
                                        AUDITOR
William R. Gutow                        Deloitte & Touche LLP
Private Investor;
Senior Vice President, Capitol          INVESTOR INFORMATION
Entertainment                           For MFS stock and bond market
                                        outlooks, call toll free:
INVESTMENT ADVISER                      1-800-637-4458 anytime from a touch-tone
Massachusetts Financial Services        telephone.
Company
500 Boylston Street                     For information on MFS mutual funds,
Boston, MA 02116-3741                   call your financial adviser or, for
                                        an information kit, call toll free:
DISTRIBUTOR                             1-800-637-2929 any business day from
MFS Fund Distributors, Inc.             9 a.m. to 5 p.m. Eastern time (or
500 Boylston Street                     leave a message anytime).
Boston, MA 02116-3741
                                        INVESTOR SERVICE
FUND MANAGER                            MFS Service Center, Inc.
William S. Harris*                      P.O. Box 2281
                                        Boston, MA 02107-9906
TREASURER
W. Thomas London*                       For general information, call toll free:
                                        1-800-225-2606 any business day from
ASSISTANT TREASURER                     8 a.m. to 8 p.m. Eastern time.
James O. Yost*

SECRETARY                               For service to speech- or hearing-
Stephen E. Cavan*                       impaired, call toll free: 1-800-637-6576
                                        any business day from 9 a.m. to 5 p.m.
                                        Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

                                        For share prices, account balances
                                        and exchanges, call toll free: 1-800-
                                        MFS-TALK
                                        (1-800-637-8255) anytime from a
                                        touch-tone telephone.

                                        WEB SITE
                                        http://www.mfs.com

                                                             TOP RATED SERVICE
                                                For the third year in a row,
                                  [DALBAR         MFS earned a #1 ranking in
                                  LOGO]          DALBAR, Inc.'s Broker/Dealer
                                                Survey, Main Office Operations
                                               Service Quality Category. The
                                  firm achieved a 3.48 overall score - on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contracts," "accuracy of transaction processing," and "overall ease of doing business with the firm."



*Affiliated with the Investment Adviser

MFS UNION STANDARD(SM)
EQUITY FUND                 [DALBAR LOGO]
                            TOP-RATED SERVICE


500 Boylston Street
Boston, MA 02116



[LOGO]
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

(C)1996 MFS Fund Distributors, Inc.,                                  11/96
500 Boylston Street Boston, MA 02116

                                    PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (A)  FINANCIAL STATEMENTS INCLUDED IN PART A:


               For the period ended September 30, 1994, the years ended September 30, 1995 and September 30, 1996 and the unaudited six-month period ended March 31, 1997:


               Financial Highlights

               FINANCIAL STATEMENTS INCLUDED IN PART B:

               At September 30, 1996:
                Portfolio of Investments*
                Statement of Assets and Liabilities*

               For the year ended September 30, 1996:
                Statement of Operations*

               For the years ended September 30, 1995 and September 30, 1996:
                Statement of Changes in Net Assets*


               For the six-month period ended March 31, 1997:
                Portfolio of Investments**
                Statement of Assets and Liabilities**

               For the six-month period ended March 31, 1997:
                Statement of Operations**

               For the six-month period ended March 31, 1997 and the year ended September 30, 1996:
                Statement of Changes in Net Assets**

---------------------
* Incorporated by reference to the Fund's Annual Report to Shareholders dated September 30, 1996 filed with the SEC via EDGAR on December 5, 1996.
** Incorporated by reference to the Fund's Semi-annual Report to Shareholders dated March 31, 1997 filed with the SEC via EDGAR on June 5, 1997.


          (B)  EXHIBITS


               1  (a) Amended and Restated Declaration of Trust, dated January
                      24, 1996.  (6)

                  (b) Amendment to the Amended and Restated
                      Declaration of Trust, dated January 29, 1997
                      - Abolishment of MFS Union Standard Research
                      Fund, a series of MFS Union Standard Trust;
                      filed herewith.

                  (c) Form of Amendment to the Amended and Restated Declaration
                      of Trust - Redesignation of Series of shares; to be provided.


               2  By-Laws, dated September 1, 1993. (4)

               3  Not Applicable.

               4  Form of Share Certificate. (3)

               5  (a) Investment Advisory Agreement by and between MFS Union
                      Standard Trust on behalf of MFS Union Standard Equity Fund and Massachusetts Financial Services Company, dated December 8, 1993. (4)

                  (b) Investment Advisory Agreement by and between MFS Union
                      Standard Trust on behalf of MFS Union Standard Research Fund and Massachusetts Financial Services Company, dated November 17, 1995. (5)


               6  (a) Form of Master Distribution Agreement; to be provided.

                  (b) Dealer Agreement between MFS Fund Distributors, Inc.
                      ("MFD") and a dealer and the Mutual Fund Agreement between MFD and a bank or NASD affiliate as amended on April 11, 1997. (9)


               7  Not Applicable.

               8  (a) Custodian Agreement between Registrant and State Street
                      Bank and Trust Company, dated December 8, 1993. (5)

                  (b) Amendment to the Custodian Agreement, dated December 8,
                      1993. (4)

                  (c) Amendment to Custodian Contract, dated November 17, 1995.
                      (5)


               9  (a) Form of Shareholder Servicing Agreement between
                      Registrant and MFS; to be provided.


                  (b) Proxy Services Agreement between MFS Union Standard Trust and American Capital Strategies Ltd., dated December 8, 1993. (5)

                  (c) Dividend Disbursing Agency Agreement between Registrant and State Street Bank and Trust Company, dated December 8, 1993. (4)

                  (d) Loan Agreement by and among the Banks named therein, the
                      MFS Funds named therein, and The First National Bank of Boston, dated as of February 21, 1995. (2)


                  (e) Third Amendment to Loan Agreement by and among the Banks named therein, the MFS Funds named therein and the First National Bank of Boston, dated February 14, 1997; to be provided.

                  (f) Master Administrative Services Agreement, dated March 1,
                      1997. (7)

                  (g) Amended Exchange Privilege Agreement; to be provided.

               10 24f-2 Opinion and Consent of Counsel was filed with the Securities and Exchange Commission on November 25, 1996 with the Registrant's Rule 24f-2 Notice.


               11     Consent of Deloitte & Touche; filed herewith.

               12     Not Applicable.

               13     Investment Representation Letter, dated November 19, 1993.
                      (4)


               14 (a) Forms for Individual Retirement Account Disclosure
                      Statement, as currently in effect. (8)

                  (b) Forms 403(b) Custodial Account Agreement, as currently in effect. (8)

                  (c) Forms for MFS Prototype Paird Defined Contribution Plans
                      as Trust Agreement, as currently in effect. (8)

               15 Form of Master Distribution Plan pursuant to 12b-1 under the Investment Company Act of 1940; to be provided.


               16 Schedule of Computation for Performance Quotations - Total Return. (1)

               17 Financial Data Schedule on behalf of MFS Union Standard Equity Fund; filed herewith.


               18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940; to be provided.


                      Power of Attorney dated August 12, 1994. (4)

-------------------------
(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
(3) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed with the SEC via EDGAR on September 1, 1995.
(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC via EDGAR on January 26, 1996.

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the SEC via EDGAR on January 28, 1997.
(7) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19, filed with the SEC via EDGAR on March 18, 1997.
(8) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.
(9) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24, filed with the SEC via EDGAR on May 29, 1997.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          MFS UNION STANDARD EQUITY FUND

                (1)                                      (2)
          TITLE OF CLASS                     NUMBER OF RECORD HOLDERS

          Shares of Beneficial Interest                     41
              (without part value)           (as of December 30, 1996)

ITEM 27.  INDEMNIFICATION

          Section 5.3 of the Registrant's Amended and Restated Declaration of Trust provides that every person who is or has been a Trustee or officer of the Registrant shall be indemnified by the Registrant against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. However, Section 5.3 further provides that no indemnification shall be provided to a Trustee or officer:

             (i) against any liability to the Registrant or the shareholders of the Registrant by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or

           (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (i) or (ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                 (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                 (B)  by written opinion of independent legal counsel.

          The term "Disinterested Trustee" is defined as one who is not an interested person of the Registrant and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

          Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Section 5.3 of the Registrant's Declaration of Trust shall be advanced by the Registrant prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Section 5.3, provided that either:

             (i) such undertaking is secured by a surety bond or some other appropriate security or the Registrant shall be insured against losses arising out of any such advances; or

            (ii)  a majority of the Disinterested Trustees acting on the matter
                 (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

          Section 9 of the Amended and Restated Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc. ("MFSC") specifies that the Registrant will indemnify MFSC against and hold MFSC harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from MFSC's bad faith or negligence, and arising out of, or in connection with, MFSC's duties on behalf of the Registrant under such Agreement. In addition, Section 9 provides that the Registrant will indemnify MFSC against and hold MFSC harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit as a result of MFSC acting in accordance with any instructions reasonably believed by MFSC to have been executed or orally communicated by any person duly authorized by the Registrant or its principal underwriter, or as a result of acting in accordance with written or oral advice reasonably believed by MFSC to have been given by counsel for the Registrant, or as a result of acting in accordance with any instrument or share certificate reasonably believed by MFSC to have been genuine and signed, countersigned or executed by any person or persons authorized to sign, countersign or execute the same (unless contributed to by MFSC's gross negligence or bad faith).

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured as of the effective date of this Registration Statement under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, The MFS Series Trust (which has one series: MFS Aggressive Small Cap Equity Fund), MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

          MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

          Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

          MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

          MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          MFS

          The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin
R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

          MFS SERIES TRUST II

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST III

          A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST IV
          MFS SERIES TRUST IX

          A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VII

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VIII

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL SERIES TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS VARIABLE INSURANCE TRUST
          MFS UNION STANDARD TRUST
          MFS INSTITUTIONAL TRUST

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MULTIMARKET INCOME TRUST
          MFS CHARTER INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SPECIAL VALUE TRUST

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS/SUN LIFE SERIES TRUST

          John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          WORLD GOVERNMENTS VARIABLE ACCOUNT
          MANAGED SECTORS VARIABLE ACCOUNT

          John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

          MIL

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Thomas J. Cashman, Jr., an Executive Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph
W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

          MIL-UK

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, James E. Russell is the Treasurer, and Robert
T. Burns is the Assistant Secretary.

          MIL FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MERIDIAN FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary and James O. Yost is the Assistant Treasurer.

          MFD

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

          CIAI

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSC

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSI

          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke (who is an Executive Vice President of MFS) are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI

          William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          A. Keith Brodkin              Director, Sun Life Assurance Company of
                                        Canada (U.S.), One Sun Life Executive
                                        Park, Wellesley Hills, Massachusetts
                                        Director, Sun Life Insurance and Annuity
                                        Company of New York, 67 Broad Street,
                                        New York, New York

          Donald A. Stewart             President and a Director, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West, Toronto,
                                        Ontario, Canada (Mr. Stewart is also an
                                        officer and/or Director of various
                                        subsidiaries and affiliates of Sun Life)

          John D. McNeil                Chairman, Sun Life Assurance Company of
                                        Canada, Sun Life Centre, 150 King Street
                                        West, Toronto, Ontario, Canada (Mr.
                                        McNeil is also an officer and/or
                                        Director of various subsidiaries and
                                        affiliates of Sun Life)

          Joseph W. Dello Russo         Director of Mutual Fund Operations, The
                                        Boston Company, Exchange Place, Boston,
                                        Massachusetts (until August, 1994)

ITEM 29.  DISTRIBUTORS

          (a)    Reference is hereby made to Item 28 above.

          (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c)    Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                        NAME                             ADDRESS
                        ----                             -------

                  Massachusetts Financial            500 Boylston Street
                    Services Company                 Boston, MA  02116

                  MFS Fund Distributors, Inc.        500 Boylston Street
                                                     Boston, MA  02116

                  State Street Bank and              State Street South
                    Trust Company                    5-West
                                                     North Quincy, MA  02171

                  MFS Service Center, Inc.           500 Boylston Street
                                                     Boston, MA  02116

                  The Registrant's corporate documents are kept by the Registrant at its offices. Portfolio brokerage orders, other purchase orders, reasons for brokerage allocation and lists of persons authorized to transact business for the Registrant are kept by Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116. Shareholder account records are kept by MFS Service Center, Inc. at 500 Boylston Street, Boston, Massachusetts 02116. Transaction journals, receipts for the acceptance and delivery of securities and cash, ledgers and trial balances are kept by State Street Bank and Trust Company at State Street South, 5-West, North Quincy, Massachusetts 02171.

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)   Not applicable.

          (b) The registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

          (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in
Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the19th day of June, 1997.

                                        MFS UNION STANDARD TRUST

                                        By:     JAMES R. BORDEWICK, JR.
                                                --------------------------
                                        Name:   James R. Bordewick, Jr.
                                        Title:  Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on June 19, 1997.

         SIGNATURE                                   TITLE
         ---------                                   -----

                                        Chairman, President (Principal
A. KEITH BRODKIN*                       Executive Officer) and Trustee
----------------------------
A. Keith Brodkin

                                        Treasurer (Principal Financial Officer
W. THOMAS LONDON*                       and Principal Accounting Officer)
----------------------------
W. Thomas London


WILLIAM R. GUTOW*                       Trustee
----------------------------
William R. Gutow


NELSON J. DARLING, JR.*                 Trustee
----------------------------
Nelson J. Darling, Jr.


                                        *By:    JAMES R. BORDEWICK, JR.
                                                --------------------------
                                        Name:   James R. Bordewick, Jr.
                                                as Attorney-in-fact

                                        Executed by James R. Bordewick, Jr. on
                                        behalf of those indicated pursuant to a
                                        Power of Attorney dated August 12, 1994, incorporated by reference to the Registrant's Post-Effective Amendment
                                        No. 3 filed electronically with the
                                        Securities and Exchange Commission on
                                        September 1, 1995.

                              INDEX TO EXHIBITS

EXHIBIT NO.                             DESCRIPTION OF EXHIBITS
-----------                             -----------------------

   1 (b) Amendment to the Amended and Restated Declaration of Trust dated January 29, 1997 - Abolishment of MFS Union Standard Research Fund, a series of MFS Union Standard Trust.

  11      Consent of Deloitte & Touche.

  17      Financial Data Schedule on behalf of MFS Union Standard Equity Fund.